As filed with the Securities and Exchange Commission on July 30, 2026

Securities Act File No. 333-

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT

UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No. ☐

Post-Effective Amendment No. ☐

NEOSTELLAR CAPITAL CORP.

(f/k/a SuRo Capital Corp.)

(Exact Name of Registrant as Specified in Charter)

640 Fifth Avenue, 12th Floor

New York, NY 10019

(Address of Principal Executive Offices)

(212) 931-6331

(Registrant’s Telephone Number, Including Area Code)

Mark D. Klein

Chief Executive Officer and President

Neostellar Capital Corp.

640 Fifth Avenue, 12th Floor

New York, NY 10019

(Name and Address of Agent for Service)

COPIES TO:

Payam Siadatpour, Esq.

Eversheds Sutherland (US) LLP

700 Sixth Street, NW, Suite 700

Washington, DC 20001

(202) 383-0100

Approximate date of proposed public offering: From time to time after the effective date of this Registration Statement.

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.
☒	Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.
☒	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.
☐	Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.
☐	Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to Section 8(c) of the Securities Act.

If appropriate, check the following box:

☐	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].
☐	This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: _______.
☐	This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:_______.
☐	This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:_______.

Check each box that appropriately characterizes the Registrant:

☐	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).
☒	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).
☐	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).
☒	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).
☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).
☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”)).
☐	If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.
☐	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED July 30, 2026

PROSPECTUS

$500,000,000

Neostellar Capital Corp.

Common Stock

Preferred Stock

Subscription Rights

Debt Securities

Warrants

We are an externally managed, non-diversified, closed-end management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). We have also elected to be treated as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and expect to continue to operate in a manner so as to qualify for the tax treatment applicable to RICs. We commenced operations upon completion of our initial public offering (“IPO”) in May 2011. Effective July 15, 2026, we are externally managed by Neostellar Advisors LLC (the “Adviser”), an investment adviser registered under the Investment Advisers Act of 1940, as amended, that is jointly owned by certain of the Adviser’s investment professionals and by Magnetar Holdings LLC. See “Prospectus Summary — The Externalization.”

Our investment objective is to maximize our portfolio’s total return, principally by seeking capital gains on our equity and equity-related investments, and to a lesser extent, income from debt investments. We invest principally in the equity securities of what we believe to be rapidly growing venture capital-backed emerging companies. We acquire our investments through direct investments in prospective portfolio companies, secondary marketplaces for private companies, and negotiations with selling stockholders. In addition, we may invest in private credit and in founders equity, founders warrants, forward purchase agreements, and private investment in public equity transactions of special purpose acquisition companies. We may also invest on an opportunistic basis in select publicly traded equity securities or certain non-U.S. companies that otherwise meet our investment criteria, subject to applicable requirements of the 1940 Act.

We seek to deploy capital primarily in the form of non-controlling equity and equity-related investments, including common stock, warrants, preferred stock, and similar forms of senior equity, which may or may not be convertible into a portfolio company’s common equity, and convertible debt securities with a significant equity component. Typically, our preferred stock investments are non-income producing, have different voting rights than our common stock investments, and are generally convertible into common stock at our discretion. As our investment strategy is focused on equity positions, our investments generally do not produce current income, and therefore, we may be dependent on future capital raising to meet our operating needs if no other source of liquidity is available. We seek to create a low-turnover portfolio that includes investments in companies representing a broad range of investment themes.

We may offer, from time to time, in one or more offerings, up to $500,000,000 of our common stock, preferred stock, subscription rights to purchase shares of our common stock, debt securities, and warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, which we refer to, collectively, as our “securities.” The preferred stock, subscription rights, warrants and debt securities offered hereby may be convertible or exchangeable into shares of our common stock. The securities may be offered at prices and on terms to be described in one or more supplements to this prospectus.

The offering price per share of our common stock, less any underwriting commissions or discounts, will generally not be less than the net asset value per share of our common stock at the time we make the offering. However, we may in the future seek to issue shares of our common stock pursuant to this prospectus at a price per share that is less than our net asset value per share (i) with the prior approval of the majority of our common stockholders or (ii) under such other circumstances as the U.S. Securities and Exchange Commission (the “SEC”) may permit. In addition, even if we seek and obtain stockholder approval to sell our common stock at a price below our net asset value per share, we cannot do so unless our board of directors (the “Board of Directors”) determines that it would be in our and our stockholders’ best interests to do so.

Our securities may be offered directly to one or more purchasers, or through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to an offering will identify any agents or underwriters involved in the sale of our securities, and will disclose any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution” in this prospectus. We may not sell any of our securities through agents, underwriters or dealers or otherwise without delivery of this prospectus and a prospectus supplement describing the method and terms of the offering of securities.

Our common stock is listed on the Nasdaq Global Select Market under the symbol “NSLR.” As of July 29, 2026, the last reported sales price on the Nasdaq Global Select Market for our common stock was $9.76 per share.

This prospectus describes some of the general terms that may apply to an offering of our securities. We will provide the specific terms of these offerings and securities in one or more supplements to this prospectus. We may also authorize one or more free writing prospectuses to be provided to you in connection with these offerings. The prospectus supplement and any related free writing prospectus may also add, update, or change information contained in this prospectus. You should carefully read this prospectus, the applicable prospectus supplement, and any related free writing prospectus, and the documents incorporated by reference, before buying any of the securities being offered under this prospectus and the aforementioned documents. We file annual, quarterly and current reports, proxy statements, and other information with the SEC (http://www.sec.gov), which are available free of charge by contacting us by mail at 640 Fifth Avenue, 12th Floor, New York, NY 10019, on our website at neostellar.vc, by telephone at (212) 931-6331, or by email at IR@neostellaradvisors.vc. This prospectus should be retained for future reference. Information contained on our website is not incorporated by reference into this prospectus or any supplements to this prospectus, and you should not consider that information to be part of this prospectus or any supplements to this prospectus. The contact information provided above may be used by you to make investor inquiries.

An investment in our securities is very risky and highly speculative. Shares of closed-end investment companies, including BDCs, frequently trade at a discount to their net asset value. In addition, the companies in which we invest are subject to special risks. See “Risk Factors” beginning on page 15 of this prospectus, in Part I, Item 1A of our most recent Annual Report on Form 10-K, in Part II, Item 1A of our most recent Quarterly Report on Form 10-Q and in, or incorporated by reference into, the applicable prospectus supplement and in any free writing prospectuses we may authorize for use in connection with a specific offering, and under similar headings in the other documents that are incorporated by reference into this prospectus, to read about factors you should consider, including the risk of leverage, before investing in our securities.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.

The date of this prospectus is                  , 2026.

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we have filed with the SEC using the “shelf” registration process. Under this shelf registration statement, we may offer, from time to time, in one or more offerings, up to $500,000,000 of our common stock, preferred stock, subscription rights to purchase shares of our common stock, debt securities or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, on terms to be determined at the time of the offering. Our securities may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of our securities and the offerings thereof that we may make pursuant to this prospectus. Each time we use this prospectus to offer our securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. We may also authorize one or more free writing prospectuses to be provided to you that may contain material information relating to such offerings. In a prospectus supplement or free writing prospectus, we may also add, update, or change any of the information contained in this prospectus or in the documents we have incorporated by reference into this prospectus. This prospectus, together with the applicable prospectus supplement, any related free writing prospectus, and the documents incorporated by reference into this prospectus and the applicable prospectus supplement, will include all material information relating to the applicable offering. Before buying any of the securities being offered, you should carefully read both this prospectus and the applicable prospectus supplement and any related free writing prospectus, together with any exhibits and the additional information described in the sections titled “Available Information,” “Incorporation of Certain Information by Reference,” “Prospectus Summary” and “Risk Factors” in this prospectus.

This prospectus may contain estimates and information concerning our industry, including market size and growth rates of the markets in which we participate, that are based on industry publications and reports. This information involves many assumptions and limitations, and you are cautioned not to give undue weight to these estimates. We have not independently verified the accuracy or completeness of the data contained in these industry publications and reports. The industry in which we operate is subject to a high degree of uncertainty and risk due to a variety of factors, including those described in the section titled “Risk Factors” in this prospectus, in Part I, Item 1A of our most recent Annual Report on Form 10-K and in Part II, Item 1A of our most recent Quarterly Report on Form 10-Q, that could cause results to differ materially from those expressed in these publications and reports.

This prospectus includes summaries of certain provisions contained in some of the documents described in this prospectus, but reference is made to the actual documents for complete information. All of the summaries are qualified in their entirety by the actual documents. Copies of some of the documents referred to herein have been filed, will be filed, or will be incorporated by reference as exhibits to the registration statement of which this prospectus is a part, and you may obtain copies of those documents as described in the section titled “Available Information” in this prospectus.

You should rely only on the information included or incorporated by reference in this prospectus, any prospectus supplement, or in any free writing prospectus prepared by or on behalf of us or to which we have referred you. We have not authorized any dealer, salesperson or other person to provide you with different information or to make representations as to matters not stated in this prospectus or in any free writing prospectus prepared by or on behalf of us or to which we have referred you. We take no responsibility for, and can provide no assurance as to the reliability of, any other information that others may give you. If anyone provides you with different or inconsistent information, you should not rely on it. This prospectus, any applicable prospectus supplement and any free writing prospectus prepared by or on behalf of us or to which we have referred you do not constitute an offer to sell, or a solicitation of an offer to buy, any securities by any person in any jurisdiction where it is unlawful for that person to make such an offer or solicitation or to any person in any jurisdiction to whom it is unlawful to make such an offer or solicitation. You should not assume that the information included or incorporated by reference in this prospectus or any prospectus supplement or in any such free writing prospectus is accurate as of any date other than their respective dates.

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PROSPECTUS SUMMARY

The following summary contains basic information about offerings pursuant to this prospectus. It may not contain all the information that is important to you. For a more complete understanding of offerings pursuant to this prospectus, we encourage you to read this entire prospectus and the documents to which we have referred in this prospectus, together with any accompanying prospectus supplements or free writing prospectuses, including the risks set forth under the caption “Risk Factors” in Part I, Item 1A of our most recent Annual Report on Form 10-K, in Part II, Item 1A of our most recent Quarterly Report on Form 10-Q, in this prospectus, the applicable prospectus supplement and any related free writing prospectus, and under similar headings in any other documents that are incorporated by reference into this prospectus and the applicable prospectus supplement, and the information set forth under the caption “Available Information” in this prospectus.

Except where the context suggests otherwise, the terms “we,” “us,” “our,” the “Company” and “Neostellar” refer to Neostellar Capital Corp. (formerly known as SuRo Capital Corp.); the “Adviser” and “Neostellar Advisors” refer to Neostellar Advisors LLC; the “Administrator” refers to Neostellar Administrative Services LLC; the “Magnetar JV Entity” refers to Magnetar Holdings LLC; and “Magnetar” refers, collectively, to the broader alternative investment management business of which the Magnetar JV Entity is a part. References to the “Externalization” refer to our transition, effective July 15, 2026, from an internally managed BDC to an externally managed BDC managed by the Adviser, and the related change of our name from “SuRo Capital Corp.” to “Neostellar Capital Corp.”

Neostellar Capital

We are an externally managed, non-diversified, closed-end management investment company that was incorporated in Maryland on January 6, 2011. We have elected to be regulated as a BDC under the 1940 Act, and have elected to be treated, and intend to qualify annually, as a RIC under Subchapter M of the Code. Effective July 15, 2026, we are externally managed by the Adviser.

Our date of inception was January 6, 2011, which is the date we commenced development stage activities, and we commenced operations as a BDC upon completion of our IPO in May 2011. Our common stock is listed on the Nasdaq Global Select Market under the symbol “NSLR” (formerly “SSSS,” and prior to that “GSVC”). We began our investment operations during the second quarter of 2011. On and effective June 22, 2020, we changed our name to “SuRo Capital Corp.” from “Sutter Rock Capital Corp.” On July 15, 2026, in connection with the Externalization, we changed our name to “Neostellar Capital Corp.” from “SuRo Capital Corp.”

Our investment objective is to maximize our portfolio’s total return, principally by seeking capital gains on our equity and equity-related investments, and to a lesser extent, income from debt investments. In addition, we may invest in private credit and in founders equity, founders warrants, forward purchase agreements, and private investment in public equity transactions of special purpose acquisition companies. We invest principally in the equity securities of what we believe to be rapidly growing venture capital-backed emerging companies. We acquire our investments through direct investments in prospective portfolio companies, secondary marketplaces for private companies, and negotiations with selling stockholders. We may also invest on an opportunistic basis in select publicly traded equity securities or certain non-U.S. companies that otherwise meet our investment criteria. We may invest in private equity funds in the future. Private equity funds are not limited in how they invest their assets, and the underlying investments held by private equity funds may impact our strategies, risks, and costs. Stockholders may have limited information about the underlying investments of the private equity funds in which we invest, including with respect to such funds’ holdings, liquidity, and valuation.

Our investment philosophy is based on a disciplined approach of identifying promising investments in high-growth, venture-backed companies across several key industry themes, which may include, among others, Artificial Intelligence Infrastructure & Applications, Consumer Goods & Services, Software-as-a-Service, Financial Technology & Services, and Logistics & Supply Chain. Our investment decisions are based on a disciplined analysis of available information regarding each potential portfolio company’s business operations, focusing on the portfolio company’s growth potential, the quality of recurring revenues, and path to profitability, as well as an understanding of key market fundamentals. Venture capital funds or other institutional investors have invested in the vast majority of companies that we evaluate.

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We seek to deploy capital primarily in the form of non-controlling equity and equity-related investments, including common stock, warrants, preferred stock, and similar forms of senior equity, which may or may not be convertible into a portfolio company’s common equity, and convertible debt securities with a significant equity component. Typically, our preferred stock investments are non-income producing, have different voting rights than our common stock investments, and are generally convertible into common stock at our discretion. As our investment strategy is primarily focused on equity positions, our investments generally do not produce current income, and therefore, we may be dependent on future capital raising to meet our operating needs if no other source of liquidity is available.

We seek to create a low-turnover portfolio that includes investments in companies representing a broad range of investment themes.

Operating and Regulatory Structure

We are an externally managed, non-diversified, closed-end management investment company incorporated in Maryland. Following the Externalization, which became effective on July 15, 2026, we are externally managed by the Adviser. As an externally managed BDC, our investment activities are managed by the Adviser and supervised by our Board of Directors, a majority of whom are not “interested persons” (as defined in the 1940 Act) of the Company or the Adviser. The Adviser is responsible for sourcing potential investments, conducting due diligence on prospective investments, analyzing investment opportunities, structuring our investments, and monitoring our portfolio on an ongoing basis. We have also engaged the Administrator to provide the administrative services necessary for us to operate. See “Management and Other Agreements.”

As a BDC, we are subject to certain regulatory requirements. See “Part I, Item 1 — Business — Regulation as a Business Development Company” in our most recent Annual Report on Form 10-K. Further, while we are permitted to finance investments using debt, our ability to use debt is limited in certain significant aspects. With certain limited exceptions, we may issue “senior securities,” including borrowing money from banks or other financial institutions only in amounts such that the ratio of our total assets (less total liabilities other than indebtedness represented by senior securities) to our total indebtedness represented by senior securities plus preferred stock, if any, is at least 200% (or 150% if certain conditions are met) after such incurrence or issuance. This means that generally, we can borrow up to $1 for every $1 of investor equity (or, if certain conditions are met, we can borrow up to $2 for every $1 of investor equity). In March 2018, the Small Business Credit Availability Act modified the 1940 Act by allowing a BDC to increase the maximum amount of leverage it may incur by decreasing the asset coverage percentage from 200% to 150%, if certain requirements under the 1940 Act are met. Under the 1940 Act, we are allowed to increase our leverage capacity if stockholders representing at least a majority of the votes cast, when a quorum is present, approve a proposal to do so. If we receive stockholder approval, we would be allowed to increase our leverage capacity on the first day after such approval. Alternatively, the 1940 Act allows the majority of our independent directors to approve an increase in our leverage capacity, and such approval would become effective after the one-year anniversary of such approval. In either case, we would be required to make certain disclosures on our website and in SEC filings regarding, among other things, the receipt of approval to increase our leverage, our leverage capacity and usage, and risks related to leverage. We currently do not intend to seek stockholder approval or approval from our Board of Directors to increase our leverage capacity as set forth above. See “Risk Factors” in Part I, Item 1A in our most recent Annual Report on Form 10-K.

We have elected to be treated as a RIC under Subchapter M of the Code and expect to continue to operate in a manner so as to qualify for the tax treatment applicable to RICs. See “Certain U.S. Federal Income Tax Considerations” in this prospectus and “Part II, Item 8 — Financial Statements and Supplementary Data — Note 2 — Significant Accounting Policies — U.S. Federal and State Income Taxes” and “Part II, Item 8 — Financial Statements and Supplementary Data — Note 9 — Income Taxes” in our most recent Annual Report on Form 10-K.

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The Externalization

Prior to the Externalization and since March 2019, we operated as an internally managed, non-diversified closed-end management investment company. In light of the competitive market environment and other factors considered by our management and the Board of Directors, we commenced a comprehensive review of the benefits of continuing to operate as an internally managed BDC, versus pursuing externalizing the Company’s management functions through a partnership with a larger asset management platform. At a meeting of the Board of Directors held on April 2, 2026, the Board of Directors, including all of the directors who are not “interested persons” of the Company (as defined in Section 2(a)(19) of the 1940 Act), unanimously voted to approve a new investment advisory agreement (the “Investment Advisory Agreement”) between us and Neostellar Advisors LLC, a Delaware limited liability company, contingent upon obtaining stockholder approval of the Investment Advisory Agreement. At a special meeting of stockholders held on June 10, 2026, our stockholders approved the Investment Advisory Agreement and as a result, effective July 15, 2026 (the “Effective Date”), we transitioned from an internally managed BDC to an externally managed BDC managed by the Adviser, and we changed our name from “SuRo Capital Corp.” to “Neostellar Capital Corp.” We refer to this transition, together with the related transactions, as the “Externalization.” In connection with the Externalization, we also entered into an administration agreement (the “Administration Agreement”) with Neostellar Administrative Services LLC, an affiliate of the Adviser.

As a result of the Externalization, we do not currently have any employees. Our investment and portfolio management functions are performed by the Adviser, and our administrative functions are performed by the Administrator, in each case pursuant to the Investment Advisory Agreement and the Administration Agreement, respectively. Most of the services necessary for the origination and management of our investment portfolio are provided by investment professionals employed by the Adviser or its affiliates. Our principal executive offices are located at 640 Fifth Avenue, 12th Floor, New York, NY 10019, and our telephone number is (212) 931-6331. We maintain a website at neostellar.vc. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider information contained on our website to be part of this prospectus.

The Adviser

The Adviser is a newly formed investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), that is jointly owned by certain of the Adviser’s investment professionals and by the Magnetar JV Entity. Subject to the overall supervision of our Board of Directors, the Adviser is responsible for managing our business and activities, including sourcing investment opportunities, conducting research and due diligence on prospective investments, structuring our investments, providing (or arranging for) managerial assistance to our portfolio companies, and monitoring our portfolio on an ongoing basis through a team of investment professionals. Our investment team, including Mark D. Klein and Allison Green, continue to manage our day-to-day operations, but as a result of the Externalization, are employed by the Adviser rather than us. Certain investment professionals of Magnetar’s dedicated ventures investment team (the “Magnetar Ventures Team”) have been added to our Investment Committee. However, Mr. Klein remains primarily responsible for the day-to-day management of our portfolio, subject to the Investment Committee’s review and oversight, consistent with our operations prior to the Externalization.

Magnetar

The Magnetar JV Entity is part of Magnetar, a multi-strategy, multi-product alternative investment platform headquartered in Evanston, Illinois. As of December 31, 2025, Magnetar managed approximately $17.8 billion in assets under management across various strategies, including alternative credit and fixed income, quantitative investing, and ventures strategies. We believe the Externalization provides continuity of investment philosophy while providing access to Magnetar’s larger platform and resources.

Management Fee

Pursuant to the Investment Advisory Agreement, we pay the Adviser a base management fee (the “Base Management Fee”) and an incentive fee (the “Incentive Fee”). The Base Management Fee is calculated at an annual rate of 1.75% of our gross assets, payable monthly in arrears, calculated based on the average value of our gross assets at the end of the two most recently completed calendar quarters, and appropriately adjusted for any equity or debt capital raises, repurchases or redemptions during the current calendar quarter. See “Management and Other Agreements — Management Fee.”

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Incentive Fee

The Incentive Fee consists of two components: an income-based fee (the “Income-Based Fee”) and a capital gains fee (the “Capital Gains Fee”). No Incentive Fee is payable with respect to our portfolio of investments held prior to the Effective Date (“Pre-Existing Investments”); the Incentive Fee applies only to investments made on or after the Effective Date (“Eligible Investments”). See “Management and Other Agreements — Incentive Fee.”

Administration Agreement

Under the Administration Agreement, the Administrator provides, or oversees the performance of, administrative services necessary for our operation, and we reimburse the Administrator for our allocable portion of the Administrator’s costs and expenses, including the compensation of our Chief Compliance Officer and Chief Financial Officer and their respective staffs. See “Management and Other Agreements — Administration Agreement.”

Co-Investment Opportunities

In connection with the Externalization, we intend to apply for co-investment exemptive relief under the 1940 Act (the “Exemptive Relief”) and, if the Exemptive Relief is obtained, to rely on it to permit us to co-invest in suitable negotiated investments alongside present and future funds and accounts advised by the Adviser, Magnetar or their affiliates, subject to the conditions of the Exemptive Relief. Until the Exemptive Relief is obtained, our ability to co-invest alongside the Adviser, Magnetar and their affiliates in privately negotiated transactions will be limited by the 1940 Act and the rules thereunder. There can be no assurance that we will obtain the Exemptive Relief.

Magnetar Investment

In connection with the Externalization, on July 16, 2026, MCP Investing LLC, an affiliate of the Magnetar JV Entity (the “Purchaser”), purchased from the Company, for $20,000,000, a redeemable promissory note (the “Magnetar Investment”) pursuant to a Securities Purchase Agreement, dated as of June 26, 2026. The note bears interest at a rate of 6.50% per annum, payable semi-annually in cash, and matures in 2029. Following the Externalization, if we complete a transaction or series of transactions with the principal purpose of raising capital in which we issue and sell only shares of our Common Stock to investors other than the Purchaser for aggregate gross proceeds of at least $230.0 million at a price per share no less than our then-current net asset value (a “Qualified Fundraising”), the note will be redeemed automatically and repaid through the issuance of newly issued shares of our Common Stock at the applicable price per share in the Qualified Fundraising. If a Qualified Fundraising does not occur before maturity, we will be obligated to repay all outstanding principal and accrued interest under the note in cash at maturity. If we consummate a change of control while the note remains outstanding, we will be required to repay the Purchaser in cash in an amount equal to 105% of the outstanding principal and accrued interest. We have agreed to provide the Purchaser with certain resale registration rights with respect to any shares of our Common Stock issued upon redemption of the note. The issuance or resale of shares of our Common Stock in connection with the Magnetar Investment could be dilutive to existing stockholders. See “Management and Other Agreements — Magnetar Investment” and “Related Party Transactions and Certain Relationships.”

Conflicts of Interest

The Externalization and our externally managed structure give rise to certain conflicts of interest, including that certain of the Adviser’s investment professionals negotiated the Investment Advisory Agreement and have ownership interests in, and are employed by, the Adviser, that certain transaction-related compensation and restricted-share vesting arrangements were tied to the consummation of the Externalization, and that the Adviser and Magnetar manage, and in the future may manage, other funds and accounts that may compete with us for investment opportunities. See “Risk Factors” and “Related Party Transactions and Certain Relationships.”

Investment Opportunity

We believe that society is experiencing a convergence of numerous disruptive trends, producing new high-growth markets.

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At the same time, we believe that the IPO markets have experienced substantial structural changes which have made it significantly more challenging for private companies to go public. Volatile equity markets, a lack of investment research coverage for private and smaller companies, and investor demand for a longer history of revenue and earnings growth have resulted in companies staying private significantly longer than in the past. In addition, increased public company compliance obligations, such as those imposed by the Sarbanes-Oxley Act of 2002, as amended, and the Dodd-Frank Wall Street Reform and Consumer Protection Act, have made it more costly and less attractive to become a public company. As a result, there are significantly fewer IPOs today than there were during the 1990s, with prospective public companies taking longer to come to market.

Investment Strategy

We seek to maintain our portfolio of potentially high-growth emerging private companies via a repeatable and disciplined investment approach, as well as to provide investors with access to such companies through our publicly traded common stock.

Our investment objective is to maximize our portfolio’s total return, principally by seeking capital gains on our equity and equity-related investments, and to a lesser extent, income from debt investments. In addition, we may invest in private credit and in the founders equity, founders warrants, forward purchase agreements, and private investment in public equity (“PIPE”) transactions of special purpose acquisition companies (“SPACs”). We have adopted the following business strategies to achieve our investment objective:

●	Identify high quality growth companies. Based on our extensive experience in analyzing technology trends and markets, we have identified several technology sub-sectors, including Artificial Intelligence Infrastructure & Applications, Consumer Goods & Services, Software-as-a-Service, Financial Technology & Services, and Logistics & Supply Chain, as opportunities where we believe companies are capable of producing substantial growth. We rely on our collective industry knowledge as well as an understanding of where leading venture capitalists and other institutional investors are investing.

We leverage a combination of our relationships throughout Silicon Valley and our independent research to identify leaders in our targeted sub-sectors that we believe are differentiated and best positioned for sustained growth. Our team continues to expand our sourcing network in order to evaluate a wide range of investment opportunities in companies that demonstrate strong operating fundamentals. We are targeting businesses that have been shown to provide scaled valuation growth before a potential IPO or strategic exit.

●	Acquire positions in targeted investments. We seek to selectively add to our portfolio by sourcing investments at an acceptable price through our disciplined investing strategy. To this end, we utilize multiple methods to acquire equity stakes in private companies that are not available to many individual investors.

Direct equity investments. We seek direct investments in private companies. There is a large market among emerging private companies for equity capital investments. Many of these companies, particularly within the technology sector, lack the necessary cash flows to sustain substantial amounts of debt, and therefore have viewed equity capital as a more attractive long-term financing tool. We seek to be a source of such equity capital as a means of investing in these companies and look for opportunities to invest alongside other venture capital and private equity investors with whom we have established relationships.

Private secondary marketplaces and direct share purchases. We also utilize private secondary marketplaces as a means to acquire equity and equity-related interests in privately held companies that meet our investment criteria and that we believe are attractive candidates for investment. We believe that such markets offer new channels for access to equity investments in private companies and provide a potential source of liquidity should we decide to exit an investment. In addition, we also purchase shares directly from stockholders, including current or former employees. As certain companies grow and experience significant increased value while remaining private, employees and other stockholders may seek liquidity by selling shares directly to a third party or to a third party via a secondary marketplace. Sales of shares in private companies are typically restricted by contractual transfer restrictions and may be further restricted by provisions in company charter documents, investor rights of first refusal and co-sale and company employment and trading policies, which may impose strict limits on transfer. We believe that the reputation of our investment professionals within the industry and established history of investing affords us a favorable position when seeking approval for a purchase of shares subject to such limitations.

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●	Create access to a varied investment portfolio. We seek to hold a varied portfolio of non-controlling equity investments, which we believe will minimize the impact on our portfolio of a negative downturn at any one specific company. We believe that our relatively varied portfolio will provide a convenient means for accredited and non-accredited individual investors to obtain access to an asset class that has generally been limited to venture capital, private equity and similar large institutional investors.

Starting in 2017, we began to focus our investment strategy to increase the size of our investments in individual portfolio companies. While this will likely have the effect of reducing the number of companies in which we hold investments, we believe that the shift towards larger positions will better allow our investment professionals to focus our investments in companies and industries that are more likely to result in beneficial returns to our stockholders.

Competitive Advantages

We believe that we benefit from the following competitive advantages in executing our investment strategy:

●	Capable team of investment professionals. The Adviser’s investment professionals and our Board of Directors have significant experience researching and investing in the types of high-growth venture-capital-backed companies we are targeting for investment. Through our proprietary company evaluation process, including our identification of technology trends and themes and company research, we believe we have developed important insight into identifying and valuing emerging private companies.

●	Disciplined and repeatable investment process. We have established a disciplined and repeatable process to locate and acquire available shares at attractive valuations by utilizing multiple sources. In contrast to industry “aggregators” that accumulate stock at market prices, we conduct valuation analysis and make acquisitions only when we can invest at valuations that we believe are attractive to our investors.

●	Deep relationships with significant credibility to source and complete transactions. The Adviser’s investment professionals are strategically located in New York, New York and the San Francisco Bay Area, and, through the Adviser’s relationship with Magnetar, have access to Magnetar’s technology-focused investment team based in Menlo Park, California, allowing us to fully engage in the technology and innovation ecosystem. Our wide network of venture capital and technology professionals supports our sourcing efforts and helps provide access to promising investment opportunities. The Adviser’s investment professionals have also developed strong relationships in the financial, investing and technology-related sectors.

●	Source of permanent investing capital. As a publicly traded corporation, we have access to a source of permanent equity capital that we can use to invest in portfolio companies. This permanent equity capital is a significant differentiator from other potential investors that may be required to return capital to stockholders on a defined schedule. We believe that our ability to invest on a long-term time horizon makes us attractive to companies looking for strong, stable owners of their equity.

●	Early mover advantage. We believe we are one of the few publicly traded BDCs with a specific focus on investing in high-growth venture-backed companies. The transactions that we have executed to date since our IPO have helped to establish our reputation with the types of secondary sellers and emerging companies that we target for investment. We have leveraged a number of relationships and channels to acquire the equity of private companies. As we continue to grow our portfolio with attractive investments, we believe that our reputation as a committed partner will be further enhanced, allowing us to source and close investments that would otherwise be unavailable. We believe that these factors collectively differentiate us from other potential investors in private company securities and will serve our goal to complete equity transactions in compelling private companies at attractive valuations.

Our primary competitors include specialty finance companies including late-stage venture capital funds, private equity funds, other crossover funds, public funds investing in private companies and public and private BDCs. Many of these entities have greater financial and managerial resources than we will have. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider more investments and establish more relationships than we do. Furthermore, many of our competitors are not subject to the regulatory restrictions the 1940 Act imposes on us as a BDC. For additional information concerning the competitive risks we face, see “Part I, Item 1A — Risk Factors — Risks Related to Our Business and Structure” in our most recent Annual Report on Form 10-K and “Part II, Item 1A—Risk Factors” in our most recent Quarterly Report on Form 10-Q.

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Investment Process

Concentrated Technology-Related Focus

The Adviser’s investment professionals have identified five key investment themes from which we have seen significant numbers of high-growth companies emerge: Artificial Intelligence Infrastructure & Applications, Consumer Goods & Services, Software-as-a-Service, Financial Technology & Services, and Logistics & Supply Chain. However, the opportunity set of high-growth venture-backed technology companies extends beyond these key investment themes into much broader markets. These broad markets have the potential to produce disruptive technologies, reach a large addressable market, and provide significant commercial opportunities. Within these areas, we have identified trends that could create significant positive effects on growth such as globalization, consolidation, branding, convergence and network effects. Thus, while we remain focused on selecting market leaders within the key investment themes identified, the Adviser’s investment professionals actively seek out promising investments across a diverse selection of new technology subsectors.

Investment Targeting and Screening

We identify prospective portfolio companies through an extensive network of relationships developed by the Adviser’s investment professionals, supplemented by the knowledge and relationships of our Board of Directors. Investment opportunities that fall within our identified themes are validated against the observed behavior of leading venture capitalists and institutional investors, as well as through our own internal and external research. We evaluate potential portfolio companies across a spectrum of criteria, including industry positioning and leadership, stage of growth, path to profitability, the uniqueness and defensibility of the portfolio company’s strategy, investor sponsorship, and the portfolio company’s potential access to capital to continue to fund its growth that collectively characterize our proprietary investment process. We typically seek to invest our assets under management in the equity of well-established and growth stage companies, and debt investments of emerging companies that fit within our targeted areas. Based on our initial screening, we identify a select set of companies that we evaluate in greater depth.

Research and Due Diligence Process

Once we identify those companies that we believe warrant more in-depth analysis, we focus on their total addressable market, revenue growth and sustainability, and earnings growth, as well as other metrics that may be strongly correlated with higher valuations. We also focus on the company’s management team and any significant financial sponsor, their current business model, competitive positioning, regulatory and legal issues, the quality of any intellectual property and other investment-specific due diligence. Each prospective portfolio company that passes our initial due diligence review is given a qualitative ranking to allow us to evaluate it against others in our pipeline, and we review and update these companies on a regular basis.

Our due diligence process will vary depending on whether we are investing through a private secondary transaction on a marketplace or with a selling stockholder or by direct equity investment. We access information on our potential investments through a variety of sources, including information made available on secondary marketplaces, publications by private company research firms, industry publications, commissioned analysis by third-party research firms, and, to a limited extent, directly from the company or financial sponsor. We utilize a combination of each of these sources to help us set a target value for the companies we ultimately select for investment.

Portfolio Construction and Sourcing

Upon completion of our research and due diligence process, we select investments for inclusion in our portfolio based on their value proposition, addressable market, fundamentals and valuation. We seek to create a relatively varied portfolio that we expect will include investments in companies representing a broad range of investment themes. We generally choose to pursue specific investments based on the availability of shares and valuation expectations. We utilize a combination of secondary marketplaces, direct purchases from stockholders and direct equity investments in order to make investments in our portfolio companies. Once we have established an initial position in a portfolio company, we may choose to increase our stake through subsequent purchases. Maintaining a balanced portfolio is a key to our success, and as a result we constantly evaluate the composition of our investments and our pipeline to ensure we are exposed to a diverse set of companies within our target segments.

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Transaction Execution

We enter into purchase agreements for substantially all of our private company portfolio investments. Private company securities are typically subject to contractual transfer limitations, which may, among other things, give the issuer, its assignees and/or its stockholders a particular period of time, often 30 days or more, in which to exercise a veto right, or a right of first refusal over, the sale of such securities. Accordingly, the purchase agreements we enter into for secondary transactions typically require the lapse or satisfaction of these rights as a condition to closing. Under these circumstances, we may be required to deposit the purchase price into escrow upon signing, with the funds released to the seller at closing or returned to us if the closing conditions are not met.

Risk Management and Monitoring

We monitor the financial trends of each portfolio company to assess our exposure to individual companies as well as to evaluate overall portfolio quality. We establish valuation targets at the portfolio level and for gross and net exposures with respect to specific companies and industries within our overall portfolio. In cases where we make a direct investment in a portfolio company, we may also obtain board positions, board observation rights and/or information rights from that portfolio company in connection with our equity investment. We regularly monitor our portfolio for compliance with the diversification requirements for purposes of maintaining our status as a BDC and a RIC for tax purposes.

Legal Proceedings

Neither we nor our wholly owned subsidiaries or the Adviser are currently subject to any material legal proceedings other than ordinary routine litigation incidental to the business. From time to time, we, our consolidated subsidiaries and/or the Adviser may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies. Our business also is subject to extensive regulation, which may result in regulatory proceedings against us.

Risks Associated with Our Business

Our business is subject to numerous risks, as described in the section titled “Risk Factors” in the applicable prospectus supplement and in any free writing prospectuses we have authorized for use in connection with a specific offering, and under similar headings in the documents that are incorporated by reference into this prospectus, including the section titled “Risk Factors” included in our most recent Annual Report on Form 10-K, in our most recent Quarterly Report on Form 10-Q, as well as in any of our subsequent SEC filings.

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THE OFFERING

We may offer, from time to time, up to $500,000,000 of our common stock, preferred stock, subscription rights to purchase shares of our common stock, debt securities, or warrants representing rights to purchase shares of our common stock, preferred stock, or debt securities on terms to be determined at the time of each offering and set forth in one or more supplements to this prospectus. We will offer our securities at prices and on terms to be set forth in one or more supplements to this prospectus and any related free writing prospectus.

Our securities may be offered directly to one or more purchasers, including to existing stockholders in a rights offering, by us or through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to an offering and any related free writing prospectus will disclose the terms of such offering, including the name or names of any agents or underwriters involved in the sale of our securities, the purchase price, and any fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters, or the basis upon which such amount may be calculated. See “Plan of Distribution” in this prospectus for further information. We may not sell any of our securities through agents, underwriters or dealers without delivery of this prospectus and a prospectus supplement describing the method and terms of the offering of our securities.

Set forth below is additional information regarding offerings of our securities pursuant to this prospectus:

Use of Proceeds	Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds from the sale of our securities pursuant to this prospectus for general corporate purposes, which may include investing in securities consistent with our investment objective, repayment of outstanding indebtedness, and other general corporate purposes. We will also use a portion of any such net proceeds to pay operating expenses and other expenses, such as due diligence expenses relating to potential new investments. We anticipate that substantially all of the net proceeds of any such offering will be used for the above purposes within six to twelve months, depending on the availability of investment opportunities that are consistent with our investment objectives and market conditions, except for such amounts as may be retained for purposes of funding our ongoing operations subsequent to the completion of such offering. Each supplement to this prospectus or free writing prospectus relating to an offering will more fully identify the use of the proceeds from such offering. See “Use of Proceeds” in this prospectus for further information.

Nasdaq Global Select Market symbol	Our common stock is listed on the Nasdaq Global Select Market under the symbol “NSLR.”

Distributions	The timing and amount of our dividends, if any, will be determined by our Board of Directors. Any dividends to our stockholders will be declared out of assets legally available for distribution. As we focus on making primarily capital gains-based investments in equity securities, we do not anticipate that we will pay dividends on a quarterly basis or become a predictable distributor of dividends, and we expect that our dividends, if any, will be less consistent than the dividends of other BDCs that primarily make debt investments.

Taxation	We have elected to be treated as a RIC under Subchapter M of the Code and intend to comply with the requirements to continue to qualify annually as a RIC. As a RIC, we generally will not be subject to U.S. federal income tax on any ordinary income or capital gains that we timely distribute to our stockholders as dividends. To continue to maintain our RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See “Certain U.S. Federal Income Tax Considerations” in this prospectus for further information.

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Leverage	We may use leverage to make investments. As a result, to the extent we use leverage to make investments, we may be exposed to the risks of leverage. Leverage may be considered a speculative investment technique. The use of leverage magnifies the potential for gain and loss on amounts we invest, and therefore, indirectly increases the risks associated with investing in shares of our common stock. With certain limited exceptions, we may issue “senior securities,” including borrowing money from banks or other financial institutions, only in amounts such that the ratio of our total assets (less total liabilities other than indebtedness represented by senior securities) to our total indebtedness represented by senior securities plus preferred stock, if any, is at least 200% (or 150% if certain conditions are met) after such incurrence or issuance. This means that generally, we can borrow up to $1 for every $1 of investor equity (or, if certain conditions are met, we can borrow up to $2 for every $1 of investor equity). The costs associated with our borrowings are borne by our stockholders. In connection with this offering, neither our Board of Directors nor our stockholders are being asked to approve a reduced asset coverage ratio. See “Risk Factors” in this prospectus, in Part I, Item 1A of our most recent Annual Report on Form 10-K, and in Part II, Item 1A of our most recent Quarterly Report on Form 10-Q for more information.

Trading at a Discount	Shares of closed-end investment companies frequently trade at a discount to their net asset value. The possibility that our common stock may trade at a discount to our net asset value per share is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our common stock will trade above, at or below net asset value.

Sales of Common Stock Below Net Asset Value

The offering price per share of our common stock, less any underwriting commissions or discounts, will not be less than the net asset value per share of our common stock at the time of the offering, except (i) with the requisite approval of our common stockholders or (ii) under such other circumstances as the SEC may permit. In addition, we cannot issue shares of our common stock below net asset value unless our Board of Directors determines that it would be in our and our stockholders’ best interests to do so. We did not seek stockholder authorization to issue common stock at a price below net asset value per share at our 2026 annual meeting of stockholders.

Sales by us of our common stock at a discount from our net asset value pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering. See “Sales of Common Stock Below Net Asset Value” in this prospectus for further information.

Dividend Reinvestment Plan	We have adopted an “opt out” dividend reinvestment plan (the “DRIP”). If your shares of common stock are registered in your own name, your distributions will automatically be reinvested under our DRIP in additional shares of common stock, unless you “opt out” of our DRIP so as to receive cash dividends by delivering a written notice to our dividend paying agent. If your shares are held in the name of a broker or other nominee, you should contact the broker or nominee for details regarding opting out of our DRIP. Stockholders who receive distributions in the form of stock will be subject to the same U.S. federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. See “Dividend Reinvestment Plan” in this prospectus for further information.

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Certain Anti-Takeover Measures	Our charter and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our securities the opportunity to realize a premium over the market price for our securities. See “Description of Our Capital Stock” in this prospectus for further information.

Available Information

We have filed with the SEC a registration statement on Form N-2 together with all amendments and related exhibits under the Securities Act. The registration statement contains additional information about us and the securities being offered by this prospectus.

We are required to file annual, quarterly and current reports, proxy statements, and other information with the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding registrants that are filed electronically, which are available free of charge on the SEC’s website at http://www.sec.gov. This information is also available free of charge by contacting us at Neostellar Capital Corp., 640 Fifth Avenue, 12th Floor, New York, NY 10019, by telephone at (212) 931-6331, or on our website at neostellar.vc.

Incorporation of Certain Information by Reference	This prospectus is part of a registration statement that we have filed with the SEC. In accordance with the Small Business Credit Availability Act, we are allowed to “incorporate by reference” the information that we file with the SEC, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to comprise a part of this prospectus from the date we file that information. Any reports filed by us with the SEC subsequent to the date of this prospectus until we have sold all of the securities offered by this prospectus or the offering is otherwise terminated will automatically update and, where applicable, supersede any information contained in this prospectus or incorporated by reference in this prospectus. See “Incorporation of Certain Information by Reference” in this prospectus for further information.

Investment Adviser	Neostellar Advisors LLC serves as our investment adviser. The Adviser is registered as an investment adviser under the Advisers Act and is jointly owned by certain of the Adviser’s investment professionals and by the Magnetar JV Entity. The Adviser manages our investments subject to the supervision of our Board of Directors. See “Management and Other Agreements.”

Administrator	Neostellar Administrative Services LLC, an affiliate of the Adviser, serves as our administrator and provides us with office facilities and administrative services pursuant to the Administration Agreement. See “Management and Other Agreements — Administration Agreement.”

Management Fee and Incentive Fee	We pay the Adviser a Base Management Fee at an annual rate of 1.75% of our gross assets and a two-part Incentive Fee, consisting of an Income-Based Fee and a Capital Gains Fee. No Incentive Fee is payable on our Pre-Existing Investments. See “Fees and Expenses” and “Management and Other Agreements.”

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FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in an offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. The following table should not be considered a representation of our future expenses. Actual expenses may be greater or less than shown. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “us” or “Neostellar Capital,” or that “we” will pay fees or expenses, you will indirectly bear such fees or expenses as an investor in Neostellar Capital Corp., however, your responsibility for such fees or expenses is limited to your investment in Neostellar Capital Corp. The fee table and example below include all fees and expenses of our consolidated subsidiaries.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)	—	%(1)
Offering expenses (as a percentage of offering price)	—	%(2)
Dividend reinvestment plan expenses	—	%(3)
Total stockholder transaction expenses (as a percentage of offering price)	—	%(4)

Annual expenses (as a percentage of net assets attributable to common stock):(9)
Base management fee	1.75	%(5)
Incentive fees	0.00	%(6)
Interest payments on borrowed funds	1.28	%(7)
Other expenses	2.15	%(8)
Acquired fund fees and expenses	0.06	%(10)
Total annual expenses	5.24%

(1)	In the event that our securities are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load.
(2)	In the event that we conduct an offering of our securities, a corresponding prospectus supplement will disclose the estimated offering expenses. Our common stockholders will bear, directly or indirectly, the expenses of any offering of our securities, including debt securities.
(3)	Under the DRIP, we will pay the plan administrator’s fees. There will be no brokerage charges or other charges to stockholders who participate in the DRIP, except that if a participant elects, by his or its written or telephonic notice to the plan administrator in advance of termination, to have the plan administrator sell part or all of his, her, or its shares and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15 transaction fee plus brokerage commission from the proceeds. For additional information, see “Dividend Reinvestment Plan” in this prospectus. The expenses of our DRIP are included in “Other Expenses.”
(4)	The total stockholder transaction expenses may include sales load and will be disclosed in a future prospectus supplement, if any.
(5)	The Base Management Fee is calculated at an annual rate of 1.75% of the Company’s gross assets, payable monthly in arrears. The percentage shown in the table is presented as a percentage of net assets attributable to common stock. See “Management and Other Agreements — Management Fee.”
(6)	The Incentive Fee consists of an Income-Based Fee and a Capital Gains Fee. No Incentive Fee is payable with respect to the Company’s Pre-Existing Investments. Because no Eligible Investments will exist as of the Effective Date, the Incentive Fee is estimated to be 0.00% for purposes of this table; this figure is a function of the composition of the Company’s portfolio at the time of the Externalization and is not expected to remain at this level over the longer term. See “Management and Other Agreements — Incentive Fee.”
(7)	Interest payments on borrowed funds represents the Company’s estimated annual interest payments based on actual interest rate terms under its outstanding indebtedness. The amount shown reflects interest expense recognized for the quarter ended March 31, 2026, including coupon interest on the 6.00% Notes and the 6.50% Convertible Notes together with amortization of deferred debt issuance costs, annualized. This figure has not been adjusted to reflect the scheduled maturity of the 6.00% Notes on December 30, 2026 and the resulting cessation of interest thereon, reduced future interest payments on the 6.50% Convertible Notes resulting from conversions, or future interest on the 6.50% Redeemable Note issued in connection with the Magnetar Investment.
(8)	“Other expenses” are based upon estimated amounts for the current fiscal year, including expenses payable under the Administration Agreement. See “Management and Other Agreements — Administration Agreement.”

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(9)	Net assets attributable to common stock reflects the Company’s net asset value. Our net assets totaled approximately $361.6 million, or $14.24 per share, as of March 31, 2026.
(10)	“Acquired fund fees and expenses” represent the estimated indirect fees and expenses attributable to our investments in other investment companies and private funds (including special purpose vehicles), presented in accordance with Item 3 of Form N-2.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed that our annual operating expenses would remain at the levels set forth in the table above, except that, unlike the interest payments on borrowed funds figure shown in the table (see footnote 7 above), the interest component in this example has been adjusted to reflect the scheduled maturity of the 6.00% Notes on December 30, 2026 and reduced future interest payments on the 6.50% Convertible Notes resulting from conversions. For purposes of this example, the applicable periods are assumed to begin on April 1, 2026.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$46	$139	$220	$429

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. While the example assumes, as required by the SEC, a 5.0% annual return, our performance will vary and may result in a return greater or less than 5.0%. In addition, while the example assumes reinvestment of all dividends at net asset value, participants in our DRIP will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the dividend payment date, which may be at, above or below net asset value. See “Dividend Reinvestment Plan” in this prospectus for additional information regarding our DRIP.

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FINANCIAL HIGHLIGHTS

The financial highlights as of and for each of the fiscal years ended December 31, 2025, 2024, 2023, 2022 and 2021 presented in Note 8 to our consolidated financial statements appearing in our most recent Annual Report on Form 10-K are incorporated by reference herein. The financial highlights as of and for each of the fiscal years ended December 31, 2020, 2019, 2018, 2017 and 2016 presented in Note 8 to our consolidated financial statements appearing in our Annual Report on Form 10-K for the year ended December 31, 2020, filed with the SEC on March 12, 2021, are incorporated by reference herein. The financial highlights as of and for the three months ended March 31, 2026 are set forth in Note 8 to our condensed consolidated financial statements appearing in our most recent Quarterly Report on Form 10-Q and are incorporated by reference herein. The financial data for the fiscal years ended December 31, 2025, 2024, 2023, 2022 and 2021 have been audited by CBIZ CPAs P.C. and/or Marcum LLP, as applicable, each an independent registered public accounting firm whose reports thereon are incorporated by reference in this prospectus. A copy of our Annual Report on Form 10-K filed with the SEC may be obtained from www.sec.gov or upon request. You should read these financial highlights in conjunction with our consolidated financial statements and notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” incorporated by reference into this prospectus, any documents incorporated by reference in this prospectus or the accompanying prospectus supplement, and our Annual Reports on Form 10-K filed with the SEC.

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RISK FACTORS

Investing in our securities involves a high degree of risk. Before deciding whether to invest in our securities, you should carefully consider the risks and uncertainties described in the section titled “Risk Factors” in the applicable prospectus supplement and any related free writing prospectus, and discussed in the section titled “Risk Factors” in Part I, Item 1A of our most recent Annual Report on Form 10-K, the section titled “Risk Factors” in Part II, Item 1A of our most recent Quarterly Report on Form 10-Q, and any subsequent filings we have made with the SEC that are incorporated by reference into this prospectus or any prospectus supplement, together with other information in this prospectus, the documents incorporated by reference in this prospectus or any prospectus supplement, and any free writing prospectus that we may authorize for use in connection with this offering. The externalization-related risk factors in this prospectus update and, to the extent inconsistent with the risk factors incorporated by reference from our Annual Report on Form 10-K and Quarterly Report on Form 10-Q, supersede those incorporated risk factors, which were prepared while the Company was internally managed. The risks described in these documents are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business. Past financial performance may not be a reliable indicator of future performance, and historical trends should not be used to anticipate results or trends in future periods. If any of these risks actually occurs, our business, reputation, financial condition, results of operations, revenue, and future prospects could be seriously harmed. This could cause our net asset value and the trading price of our securities to decline, resulting in a loss of all or part of your investment. Please also read carefully the section titled “Cautionary Statement Regarding Forward-Looking Statements” in this prospectus.

Risks Relating to the Externalization and Our Externally Managed Structure

The following risk factors supplement, update and, to the extent inconsistent, supersede the risk factors incorporated by reference into this prospectus and relate to the Externalization and our operation as an externally managed BDC. You should carefully consider these risks, together with the other information in this prospectus and the documents incorporated by reference herein, before investing in our securities.

We depend upon the Adviser and its key personnel, and we have no employees. Following the Externalization, we have no employees and depend on the Adviser to manage our investment activities and the Administrator to provide administrative services. We depend on the diligence, skill and network of business contacts of the investment professionals of the Adviser and its affiliates, including Magnetar. The investment professionals who manage our portfolio are employees of the Adviser and are not obligated to dedicate any specific portion of their time to managing our business, and the departure of any of these key personnel could have a material adverse effect on our ability to achieve our investment objective.

The Investment Advisory Agreement and the Administration Agreement were not negotiated on an arm’s-length basis. The Investment Advisory Agreement and the Administration Agreement were negotiated between related parties, and certain of the Adviser’s investment professionals who negotiated these agreements on our behalf have economic interests in the Adviser. As a result, their terms, including the fees payable to the Adviser, may be less favorable to us than they would have been had they been negotiated with an unaffiliated third party.

We pay the Adviser a Base Management Fee based on our gross assets, which may create an incentive to incur leverage. Because the Base Management Fee is calculated as a percentage of our gross assets, including assets acquired with borrowed funds, the Adviser may have an incentive to increase our leverage in order to increase the Base Management Fee. The use of leverage increases the risk of investing in our securities.

The Incentive Fee may create incentives for the Adviser to make speculative investments or to use leverage. The Income-Based Fee is computed and paid on income that may include interest that is accrued but not yet received in cash, and the structure of the Incentive Fee may create an incentive for the Adviser to make investments that are riskier or more speculative than would otherwise be the case, or to use leverage to increase the return on our investments. In addition, because the Capital Gains Fee is based on realized capital gains on Eligible Investments, the Adviser may have an incentive to dispose of Pre-Existing Investments and redeploy the proceeds into Eligible Investments, which would increase the Incentive Fee payable to the Adviser.

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We may pay the Income-Based Fee even if we incur a net loss. We may be required to pay the Income-Based Fee in a quarter in which we incur a net loss, because the Income-Based Fee is calculated on our Pre-Incentive Fee Net Investment Income and does not take into account realized or unrealized capital losses. As a result, the Income-Based Fee may be payable to the Adviser even if our net asset value decreases in a given period.

The Adviser and Magnetar may face conflicts of interest in allocating investment opportunities. The Adviser, Magnetar and their affiliates manage, and in the future may manage, other funds and accounts, including funds and accounts that have investment objectives or strategies that overlap with ours. As a result, the Adviser and its affiliates may face conflicts of interest in allocating investment opportunities among us and such other funds and accounts. Although the Adviser and Magnetar intend to adopt allocation policies designed to allocate opportunities on a fair and equitable basis, there can be no assurance that a particular opportunity that is suitable for us will be allocated to us.

Our ability to co-invest with affiliates is subject to exemptive relief that we have not yet obtained. We intend to apply for co-investment exemptive relief under the 1940 Act and, if the relief is obtained, to rely on it to co-invest alongside the Adviser, Magnetar and their affiliates in suitable negotiated investments. Until we obtain the Exemptive Relief, our ability to co-invest alongside the Adviser, Magnetar and their affiliates in privately negotiated transactions will be limited by the 1940 Act and the rules thereunder. There can be no assurance that we will obtain the Exemptive Relief, or that the conditions of any Exemptive Relief we obtain will not limit our ability to participate in attractive investment opportunities.

The Adviser’s services may not be exclusive. The Investment Advisory Agreement does not require the Adviser to provide investment management services to us on an exclusive basis, and the Adviser may in the future sponsor or advise other investment vehicles, including other BDCs, private funds, separately managed accounts and registered investment companies. As a result, the time and resources that the Adviser’s investment professionals devote to us may be diverted, and we may face additional conflicts of interest.

The Magnetar Investment may give rise to conflicts of interest, require cash payments and result in dilution or resales of our Common Stock. In connection with the Externalization, on July 16, 2026, MCP Investing LLC, an affiliate of the Magnetar JV Entity, purchased a $20,000,000 redeemable promissory note from us pursuant to the Securities Purchase Agreement. The note bears interest and, unless redeemed in connection with a Qualified Fundraising or repaid in connection with a change of control, must be repaid in cash at maturity, which could reduce cash available for investments and operations. Upon a Qualified Fundraising, the note will be redeemed and repaid through the issuance of shares of our Common Stock, and the issuance or resale of those shares under the registration rights granted to the Purchaser could be dilutive to existing stockholders or adversely affect the market price of our Common Stock. Upon a change of control, we must repay 105% of the outstanding principal and accrued interest in cash. In addition, Erik Falk, a Partner and Head of Strategy of Magnetar, serves on our Board of Directors as an interested director, which may give rise to additional conflicts of interest in matters relating to Magnetar and the Magnetar Investment.

The Adviser’s investment professionals have interests in the Externalization that may differ from the interests of our stockholders. In connection with the Externalization, certain of the Adviser’s investment professionals own interests in, and are employed by, the Adviser or the Administrator, and certain transaction-related cash bonuses, restricted-share grants, vesting accelerations and lock-up arrangements were tied to the consummation of the Externalization. These arrangements may create conflicts between their personal economic interests and the interests of our stockholders, including in connection with the negotiation and implementation of the Investment Advisory Agreement, the Administration Agreement and related transactions.

We may fail to realize the anticipated benefits of the Externalization. The Externalization may not produce the benefits that we anticipate, and the aggregate fees payable to the Adviser under the Investment Advisory Agreement could, in periods of declining asset values or poor investment performance, exceed the compensation we would have paid to our investment personnel under our former internally managed structure. In addition, following the Externalization, we directly bear investment advisory fees, expenses payable under the Administration Agreement, our allocable portion of overhead, and other operating, administration and transaction expenses, which could be higher than the costs we incurred under our former internally managed structure and reduce net investment income available for distributions.

Sales or restructurings of Pre-Existing Investments could change our fee profile and portfolio composition. Because the Incentive Fee applies only to Eligible Investments and not to Pre-Existing Investments, decisions by the Adviser to dispose of Pre-Existing Investments and redeploy proceeds into Eligible Investments could, over time, increase the Incentive Fee payable to the Adviser and alter the composition and risk profile of our portfolio. We cannot predict the timing or extent of any such dispositions or redeployments, which will depend on market conditions, portfolio company developments and the Adviser’s judgment.

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CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This prospectus contains forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about us, our current and prospective portfolio investments, our industry, our beliefs, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” and variations of these words and similar expressions are intended to identify forward-looking statements.

The forward-looking statements contained in this prospectus involve risks and uncertainties, including, without limitation, statements as to:

●	our future operating results;

●	our business prospects and the prospects of our portfolio companies;

●	the impact of investments that we expect to make;

●	our contractual arrangements and relationships with third parties;

●	the dependence of our future success on the general economy and its impact on the industries in which we invest;

●	the ability of our portfolio companies to achieve their objectives;

●	our expected financings and investments;

●	the adequacy of our cash resources and working capital; and

●	the timing of cash flows, if any, from the operations of our portfolio companies.

These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:

●	an economic downturn could impair our portfolio companies’ ability to continue to operate, which could lead to the loss of some or all of our investments in such portfolio companies;

●	an economic downturn could disproportionately impact the market sectors in which a significant portion of our portfolio is concentrated, causing us to suffer losses in our portfolio;

●	a contraction of available credit and/or an inability to access the equity markets could impair our investment activities;

●	increases in inflation or an inflationary economic environment could adversely affect our portfolio companies’ operating results, causing us to suffer losses in our portfolio;

●	interest rate volatility could adversely affect our results, particularly because we use leverage as part of our investment strategy; and

●	the risks, uncertainties and other factors we identify in the sections entitled “Risk Factors” in our quarterly reports on Form 10-Q, our annual report on Form 10-K, and in our other filings with the SEC.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. Important assumptions include our ability to originate new investments, certain margins and levels of profitability and the availability of additional capital. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described or identified in “Risk Factors” in Part I, Item 1A of our most recent Annual Report on Form 10-K, in Part II, Item 1A of our most recent Quarterly Report on Form 10-Q, and elsewhere in this prospectus, any applicable prospectus supplement or free writing prospectus, including the documents we incorporate by reference. You should not place undue reliance on these forward-looking statements, which are based on information available to us as of the applicable date of this prospectus, any applicable prospectus supplement or free writing prospectus, including any documents incorporated by reference, and while we believe such information forms, or will form, a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely on these statements. The forward-looking statements in this prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act and Section 21E of the Exchange Act.

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USE OF PROCEEDS

We intend to use the net proceeds from the sale of our securities pursuant to this prospectus for general corporate purposes, which may include investing in securities consistent with our investment objective, repayment of outstanding indebtedness, and other general corporate purposes. We are continuously identifying, reviewing and, to the extent consistent with our investment objective, funding new investments. As a result, we typically raise capital as we deem appropriate to fund such new investments. The applicable prospectus supplement or a free writing prospectus that we have authorized for use relating to an offering will more fully identify the use of the proceeds from such offering. We will also use a portion of any such proceeds to pay operating expenses, and other expenses such as due diligence expenses relating to potential new investments. We anticipate that substantially all of the net proceeds of any such offering will be used for the above purposes within six to twelve months, depending on the availability of investment opportunities that are consistent with our investment objectives and market conditions, except for such amounts as may be retained for purposes of funding our ongoing operations subsequent to the completion of any such offering. We cannot assure you we will achieve our targeted investment pace. If proceeds are not immediately used for investments, then we will invest the net proceeds of any such offering primarily in cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment.

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PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

Our common stock is traded on the Nasdaq Global Select Market under the symbol “NSLR.” The following table sets forth the high and low closing sale price for our common stock, and the closing sale price as a percentage of NAV for each fiscal quarter during the three most recently completed fiscal years and any subsequent interim periods.

			Price Range		High Close Price as a Premium/(Discount)	Low Close Price as a Premium/(Discount)
	NAV(1)		High	Low	to NAV(2)	to NAV(2)
Fiscal 2026
Third Quarter (through July 29, 2026)	$	*	$12.16	$9.76	* %	* %
Second Quarter		**	14.91	10.79	**	**
First Quarter		14.24	10.71	8.70	(24.8)	(38.9)
Fiscal 2025
Fourth Quarter		$8.09	$10.22	$8.83	26.3%	9.1%
Third Quarter		9.23	9.32	8.05	1.0	(12.8)
Second Quarter		9.18	8.27	4.46	(9.9)	(51.4)
First Quarter		6.66	6.66	4.97	—	(25.4)
Fiscal 2024
Fourth Quarter		$6.68	$6.38	$4.62	(4.5)%	(30.8)%
Third Quarter		6.73	4.93	3.63	(26.7)	(46.1)
Second Quarter		6.94	4.46	3.76	(35.7)	(45.8)
First Quarter		7.17	4.72	3.39	(34.2)	(52.7)
Fiscal 2023
Fourth Quarter		$7.99	$4.32	$3.51	(45.9)%	(56.1)%
Third Quarter		8.41	4.31	3.19	(48.8)	(62.1)
Second Quarter		7.35	3.93	3.20	(46.5)	(56.5)
First Quarter		7.59	4.64	2.93	(38.9)	(61.4)

(1)	NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low close prices. The NAV per share figures shown are based on outstanding shares at the end of each period. Our most recently determined net asset value was approximately $361.6 million, or $14.24 per share, as of March 31, 2026.
(2)	Calculated as the respective high or low close sales price divided by net asset value and subtracting 1.
*	NAV for the third fiscal quarter of 2026 has not yet been determined.
**	NAV for the second fiscal quarter of 2026 has not yet been determined. On July 8, 2026, the Company estimated the NAV as of June 30, 2026, to be between $13.25 and $13.75 per share.

On July 29, 2026, the last reported sales price of our common stock was $9.76 per share. Our net assets totaled approximately $361.6 million, or $14.24 per share, as of March 31, 2026, which is our most recently determined net asset value. For the first quarter of 2026, our NAV per share was $14.24 and the period-end closing sales price of our common stock was $10.71. For the second quarter of 2026, the period-end closing sales price of our common stock was $12.54, and our NAV per share as of June 30, 2026 has not yet been determined. As of July 29, 2026, we had approximately 17 holders of record of our common stock (including Cede & Co.).

Shares of BDCs may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that our shares of common stock will trade at premiums that are unsustainable over the long-term or at a discount from net asset value are separate and distinct from the risk that our net asset value will decrease. Since the completion of our IPO in May 2011, our shares of common stock have traded at both a discount and a premium to the net assets attributable to those shares. Based upon the $10.71 closing sales price of our common stock on March 31, 2026, our shares of common stock traded at a discount equal to approximately 24.8% of the net assets attributable to those shares as of that date. As of July 29, 2026, based upon the last reported sales price of our common stock of $9.76 per share, our shares of common stock traded at a discount equal to approximately 31.5% of the net assets attributable to those shares, calculated using our $14.24 net asset value per share as of March 31, 2026. Because we determine our net asset value only as of the end of each fiscal quarter, our net asset value per share as of March 31, 2026 may not reflect our current net asset value per share, and any premium or discount calculated on that basis may differ materially from the premium or discount to our current net asset value per share. It is not possible to predict whether the shares offered hereby will trade at, above, or below net asset value.

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The following table lists the distributions, including dividends and returns of capital, if any, per share that we have declared since our formation through December 31, 2025. The table is divided by fiscal year according to record date:

Date Declared	Record Date	Payment Date	Amount per Share
Fiscal 2015:
November 4, 2015(1)	November 16, 2015	December 31, 2015	$2.76
Fiscal 2016:
August 3, 2016(2)	August 16, 2016	August 24, 2016	0.04
Fiscal 2019:
November 5, 2019(3)	December 2, 2019	December 12, 2019	0.20
December 20, 2019(4)	December 31, 2019	January 15, 2020	0.12
Fiscal 2020:
July 29, 2020(5)	August 11, 2020	August 25, 2020	0.15
September 28, 2020(6)	October 5, 2020	October 20, 2020	0.25
October 28, 2020(7)	November 10, 2020	November 30, 2020	0.25
December 16, 2020(8)	December 30, 2020	January 15, 2021	0.22
Fiscal 2021:
January 26, 2021(9)	February 5, 2021	February 19, 2021	0.25
March 8, 2021(10)	March 30, 2021	April 15, 2021	0.25
May 4, 2021(11)	May 18, 2021	June 30, 2021	2.50
August 3, 2021(12)	August 18, 2021	September 30, 2021	2.25
November 2, 2021(13)	November 17, 2021	December 30, 2021	2.00
December 20, 2021(14)	December 31, 2021	January 14, 2022	0.75
Fiscal 2022:
March 8, 2022(15)	March 25, 2022	April 15, 2022	0.11
Fiscal 2025:
July 3, 2025(16)	July 21, 2025	July 31, 2025	0.25
November 3, 2025(17)	November 21, 2025	December 5, 2025	0.25
Total			$12.60

(1)	The distribution was paid in cash or shares of our common stock at the election of stockholders, although the total amount of cash distributed to all stockholders was limited to approximately 50% of the total distribution to be paid to all stockholders. As a result of stockholder elections, the distribution consisted of 2,860,903 shares of common stock issued in lieu of cash, or approximately 14.8% of our outstanding shares prior to the distribution, as well as cash of $26,358,885. The number of shares of common stock comprising the stock portion was calculated based on a price of $9.425 per share, which equaled the average of the volume weighted-average trading price per share of our common stock on December 28, 29 and 30, 2015. None of the $2.76 per share distribution represented a return of capital.

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(2)	Of the total distribution of $887,240 on August 24, 2016, $820,753 represented a distribution from realized gains, and $66,487 represented a return of capital.
(3)	All of the $3,512,849 distribution paid on December 12, 2019 represented a distribution from realized gains. None of the distribution represented a return of capital.
(4)	All of the $2,107,709 distribution paid on January 15, 2020 represented a distribution from realized gains. None of the distribution represented a return of capital.
(5)	All of the $2,516,452 distribution paid on August 25, 2020 represented a distribution from realized gains. None of the distribution represented a return of capital.
(6)	All of the $5,071,326 distribution paid on October 20, 2020 represented a distribution from realized gains. None of the distribution represented a return of capital.
(7)	All of the $4,978,504 distribution paid on November 30, 2020 represented a distribution from realized gains. None of the distribution represented a return of capital.
(8)	All of the $4,381,084 distribution paid on January 15, 2021 represented a distribution from realized gains. None of the distribution represented a return of capital.
(9)	All of the $4,981,131 distribution paid on February 19, 2021 represented a distribution from realized gains. None of the distribution represented a return of capital.
(10)	All of the $6,051,304 distribution paid on April 15, 2021 represented a distribution from realized gains. None of the distribution represented a return of capital.
(11)	The distribution was paid in cash or shares of our common stock at the election of stockholders, although the total amount of cash distributed to all stockholders was limited to approximately 50% of the total distribution to be paid to all stockholders. As a result of stockholder elections, the distribution consisted of 2,335,527 shares of common stock issued in lieu of cash, or approximately 9.6% of our outstanding shares prior to the distribution, as well as cash of $29,987,589. The number of shares of common stock comprising the stock portion was calculated based on a price of $13.07 per share, which equaled the average of the volume weighted-average trading price per share of our common stock on May 12, 13, and 14, 2021. None of the $2.50 per share distribution represented a return of capital.
(12)	The distribution was paid in cash or shares of our common stock at the election of stockholders, although the total amount of cash distributed to all stockholders was limited to approximately 50% of the total distribution to be paid to all stockholders. As a result of stockholder elections, the distribution consisted of 2,225,193 shares of common stock issued in lieu of cash, or approximately 8.4% of our outstanding shares prior to the distribution, as well as cash of $29,599,164. The number of shares of common stock comprising the stock portion was calculated based on a price of $13.55 per share, which equaled the average of the volume weighted-average trading price per share of our common stock on August 11, 12, and 13, 2021. None of the $2.25 per share distribution represented a return of capital.
(13)	The distribution was paid in cash or shares of our common stock at the election of stockholders, although the total amount of cash distributed to all stockholders was limited to approximately 50% of the total distribution to be paid to all stockholders. As a result of stockholder elections, the distribution consisted of 2,170,807 shares of common stock issued in lieu of cash, or approximately 7.5% of our outstanding shares prior to the distribution, as well as cash of $28,494,812. The number of shares of common stock comprising the stock portion was calculated based on a price of $13.39 per share, which equaled the average of the volume weighted-average trading price per share of our common stock on November 11, 12, and 13, 2021. None of the $2.00 per share distribution represented a return of capital.
(14)	All of the $23,338,915 distribution paid on January 14, 2022 represented a distribution from realized gains. None of the distribution represented a return of capital.
(15)	All of the $3,441,824 distribution paid on April 15, 2022 represented a distribution from realized gains. None of the distribution represented a return of capital.
(16)	All of the $5,972,027 distribution paid on July 31, 2025 represented a distribution from realized gains. None of the distribution represented a return of capital.
(17)	All of the $6,281,422 distribution paid on December 5, 2025 represented a distribution from realized gains. None of the distribution represented a return of capital.

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We intend to focus on making capital gains-based investments from which we will derive primarily capital gains. As a consequence, we do not anticipate that we will pay distributions on a quarterly basis or become a predictable distributor of distributions, and we expect that our distributions, if any, will be much less consistent than the distributions of other BDCs that primarily make debt investments. If there are earnings or realized capital gains to be distributed, we intend to declare and pay a distribution at least annually. The amount of realized capital gains available for distribution to stockholders will be impacted by our tax status.

Our current intention is to make any future distributions out of assets legally available therefrom in the form of additional shares of our common stock under our DRIP, except in the case of stockholders who elect to receive dividends and/or long-term capital gains distributions in cash. Under the DRIP, if a stockholder owns shares of common stock registered in its own name, the stockholder will have all cash distributions (net of any applicable withholding) automatically reinvested in additional shares of common stock unless the stockholder opts out of our DRIP by delivering a written notice to our dividend paying agent prior to the record date of the next dividend or distribution. Any distributions reinvested under the plan will nevertheless be treated as received by the U.S. stockholder for U.S. federal income tax purposes, although no cash distribution has been made. As a result, if a stockholder does not elect to opt out of the DRIP, it will be required to pay applicable U.S. federal, state and local taxes on any reinvested dividends even though such stockholder will not receive a corresponding cash distribution. Stockholders that hold shares in the name of a broker or financial intermediary should contact the broker or financial intermediary regarding any election to receive distributions in cash.

So long as we qualify and maintain our tax treatment as a RIC, we generally will not be subject to U.S. federal and state income taxes on any ordinary income or capital gains that we distribute at least annually to our stockholders as dividends. Rather, any tax liability related to income earned by the RIC will represent obligations of our investors and will not be reflected in our consolidated financial statements. See “Note 2—Significant Accounting Policies—U.S. Federal and State Income Taxes” of our most recent Annual Report on Form 10-K and “Note 9—Income Taxes” to our condensed consolidated financial statements as of March 31, 2026 of our most recent Quarterly Report on Form 10-Q for more information. Certain of our subsidiaries (“taxable subsidiaries”) are treated as corporations for U.S. federal income tax purposes. These subsidiaries are subject to U.S. federal income tax at corporate rates, regardless of whether we are taxed as a RIC. These taxable subsidiaries are not consolidated for U.S. federal income tax purposes and may generate income tax expenses as a result of their ownership of the portfolio companies. Such income tax expenses and deferred taxes, if any, will be reflected in our consolidated financial statements.

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SENIOR SECURITIES

Information about our senior securities as of the end of the last ten fiscal years is presented in Part II, Item 5 in our most recent Annual Report on Form 10-K and is incorporated by reference into the registration statement of which this prospectus is a part. The report of CBIZ CPAs P.C., our independent registered public accounting firm, on the senior securities table as of December 31, 2025, and the report of Marcum LLP, our former independent registered public accounting firm, on the senior securities table as of December 31, 2024, 2023, 2022 and 2021, are attached as exhibits to our most recent Annual Report on Form 10-K and are incorporated by reference into the registration statement of which this prospectus is a part. CBIZ CPAs P.C. acquired the attest business of Marcum LLP effective November 1, 2024.

The following is a summary of our senior securities as of March 31, 2026 (unaudited):

Class and Year/Period	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage Per Unit(2)	Involuntary Liquidating Preference Per Unit(3)	Average Market Value Per Unit(4)
March 31, 2026 (unaudited)
6.50% Convertible Notes due 2029(5)	$35,000,000	$6,105	—	N/A
6.00% Notes due 2026(6)	$35,829,825	$6,105	—	$25.05
4.75% Convertible Senior Notes due 2023(7)	$—	$—	—	N/A
5.25% Convertible Senior Notes due 2018(8)	$—	$—	—	N/A
Credit Facility	$—	$—	—	N/A

(1)	Total gross amount of each class of senior securities outstanding at the end of the period presented, before deduction of discount and debt issuance costs.
(2)	Asset coverage per unit for a class of senior securities is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.
(3)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it. The “—” in this column indicates that the SEC expressly does not require this information to be disclosed for the types of senior securities representing indebtedness issued by the Company as of the stated time periods.
(4)	Average market value per unit for the 6.00% Notes due 2026 is based on the average of the daily closing prices of the 6.00% Notes due 2026 on the Nasdaq Global Select Market during the quarter ended March 31, 2026, and is expressed per $25 principal amount unit. “N/A” indicates that the applicable class of senior securities was not listed on a national securities exchange during the period presented.
(5)	The 6.50% Convertible Notes due 2029 were issued on August 14, 2024 in the amount of $25.0 million, on October 9, 2024 in the amount of $5.0 million, and on January 16, 2025 in the amount of an additional $5.0 million.
(6)	The 6.00% Notes due 2026 were issued on December 17, 2021. During the year ended December 31, 2024, 1,213,304 units of the 6.00% Notes due 2026 representing $30,332,600 in principal were repurchased. During the year ended December 31, 2025, 353,503 units of the 6.00% Notes due 2026 representing $8,837,575 in principal were repurchased.
(7)	For the year ended December 31, 2020, we issued 174,888 shares of our common stock and cash for fractional shares upon the conversion of $1,785,000 in aggregate principal amount of the 4.75% Convertible Senior Notes due 2023. The 4.75% Convertible Senior Notes due 2023 were repaid in full with interest on March 29, 2021.
(8)	The 5.25% Convertible Senior Notes due 2018 were repaid in full with interest on September 15, 2018.

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BUSINESS

Our business is described in “Part I — Item 1 — Business” of our most recent Annual Report on Form 10-K, which is incorporated by reference herein.

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PORTFOLIO COMPANIES

The tables which set forth certain information as of March 31, 2026 and December 31, 2025 regarding each portfolio company in which we had a debt or equity investment are in our most recent Quarterly Report on Form 10-Q and our most recent Annual Report on Form 10-K, respectively, which are incorporated by reference herein. The general terms of our expected investments are described in “Part I, Item 1 — Business — Investment Strategy” in our most recent Annual Report on Form 10-K. Other than these investments, our only formal relationships with our portfolio companies will be the managerial assistance we, the Adviser or the Administrator, may provide upon request and the board observer or participation rights we may receive in connection with our investment.

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PORTFOLIO MANAGEMENT

The management of our investment portfolio is the responsibility of the Adviser, subject to the oversight of our Board of Directors. The Investment Committee of the Adviser provides oversight of the Adviser’s investment process, and Mark D. Klein is primarily responsible for the day-to-day management of our portfolio, subject to the Investment Committee’s review and oversight. For more information regarding Mr. Klein’s business experience and the business experience of the Adviser’s investment professionals, see “Management and Other Agreements — The Adviser.”

Mr. Klein, our Chairman, Chief Executive Officer and President, serves as our portfolio manager. No other member of the Investment Committee is jointly and primarily responsible for the day-to-day management of our portfolio.

The table below shows the dollar range of shares of our common stock beneficially owned by our portfolio manager as of July 29, 2026.

Name of Portfolio Manager	Dollar Range of Equity Securities in Neostellar Capital(1)(2)
Mark Klein	Over $1,000,000

(1)	The dollar range of equity securities beneficially owned in us is based on a price per share of our common stock of $9.76, which is the closing price of our common stock on the Nasdaq Global Select Market on July 29, 2026.
(2)	The dollar ranges are: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000, or Over $1,000,000.

Other Accounts Managed by Portfolio Manager

The following disclosure is provided as of July 29, 2026. As of that date, Mr. Klein was not primarily responsible for the day-to-day portfolio management of any registered investment company other than the Company.

Material Conflicts of Interest

Material conflicts of interest may arise because Mr. Klein and other investment professionals of the Adviser and its affiliates may participate in the management of other funds and accounts with investment objectives or strategies that overlap with ours. These conflicts may include the allocation of investment opportunities, allocation of investment professionals’ time, allocation of expenses, sequencing of transactions and differences in fee arrangements, including performance-based compensation, where applicable. The Adviser has adopted allocation and compliance policies and procedures designed to allocate investment opportunities on a fair and equitable basis over time, but there can be no assurance that we will be allocated each investment opportunity that is suitable for us.

Portfolio Manager Compensation

Mr. Klein receives compensation from the Adviser and/or its affiliates, and the Company does not pay him any direct compensation for serving as portfolio manager. His compensation consists of fixed annual base compensation, which is not based on the performance of the Company or of any other account; discretionary bonus compensation determined by the Adviser; and equity or profit interests in the Adviser and its affiliates, together with distributions attributable to those interests. Because the fees payable to the Adviser under the Investment Advisory Agreement consist of the Base Management Fee, which is calculated on the value of our gross assets, and the Incentive Fee, which consists of the Income-Based Fee and the Capital Gains Fee and is calculated solely with respect to Eligible Investments, distributions attributable to Mr. Klein’s equity or profit interests in the Adviser are indirectly related to the value of the assets held in our portfolio and to our investment income and realized and unrealized gains and losses on Eligible Investments.

For a discussion of certain conflicts of interest associated with operating as an externally managed BDC, see “Risk Factors” and “Related Party Transactions and Certain Relationships” in this prospectus.

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MANAGEMENT AND OTHER AGREEMENTS

The Adviser

Neostellar Advisors LLC serves as our investment adviser and is registered as an investment adviser under the Advisers Act. The Adviser is a newly formed entity jointly owned by certain of the Adviser’s investment professionals, including Mark D. Klein and Allison Green, and by the Magnetar JV Entity. Subject to the overall supervision of our Board of Directors, the Adviser manages our day-to-day operations and provides us with investment advisory and management services. Under the Investment Advisory Agreement, the Adviser is responsible for, among other things: (i) determining the composition and allocation of our portfolio; (ii) identifying, evaluating, negotiating and structuring our investments; (iii) executing, monitoring and servicing our investments; (iv) performing due diligence on prospective portfolio companies; (v) assisting the Board with its valuation obligations; (vi) directing investment professionals of the Adviser to provide managerial assistance to portfolio companies as reasonably requested by the Company from time to time; and (vii) providing us with such other investment advisory, research and related services as we may from time to time reasonably require. The Adviser’s services under the Investment Advisory Agreement are not exclusive, and the Adviser may furnish similar services to other entities.

Magnetar

The Magnetar JV Entity is part of Magnetar, a multi-strategy, multi-product alternative investment platform headquartered in Evanston, Illinois. As of December 31, 2025, Magnetar managed approximately $17.8 billion in assets under management across various strategies, including alternative credit and fixed income, quantitative investing, and ventures strategies. Through the Adviser’s relationship with Magnetar, we expect to benefit from Magnetar’s platform, resources and industry relationships, including deal origination, evaluation of investment opportunities, and ongoing support for portfolio companies provided by the Magnetar Ventures Team. We have previously invested indirectly in portfolio companies such as CoreWeave and TensorWave through co-investment vehicles sponsored and managed by Magnetar.

Investment Advisory Agreement

We have entered into the Investment Advisory Agreement with the Adviser, which was approved by our stockholders at a special meeting held on June 10, 2026 and became effective on July 15, 2026. Under the Investment Advisory Agreement, we pay the Adviser a fee for its investment advisory and management services consisting of two components: a Base Management Fee and an Incentive Fee. The cost of both the Base Management Fee and the Incentive Fee is ultimately borne by our stockholders.

Management Fee

The Base Management Fee is calculated at an annual rate of 1.75% of our gross assets, payable monthly in arrears. The Base Management Fee is calculated based on the average value of our gross assets at the end of the two most recently completed calendar quarters, and is appropriately adjusted for any equity or debt capital raises, repurchases or redemptions during the current calendar quarter. The Base Management Fee for any partial month or quarter will be appropriately pro-rated.

Incentive Fee

The Incentive Fee consists of two parts: the Income-Based Fee and the Capital Gains Fee. Importantly, no Incentive Fee is payable with respect to our Pre-Existing Investments, which means investments held by us prior to the Effective Date. The Incentive Fee is calculated solely with respect to Eligible Investments, which means any investment made by us on or after the Effective Date. Pre-Existing Investments are excluded entirely from any Incentive Fee calculation, including any cumulative, “high-water mark,” or similar netting calculation.

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Income-Based Fee. The Income-Based Fee is calculated and payable quarterly in arrears based on our Pre-Incentive Fee Net Investment Income for the immediately preceding calendar quarter. “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from any Eligible Investment) accrued during the calendar quarter, minus our operating expenses for the quarter (including the Base Management Fee, expenses payable under the Administration Agreement, and any interest expense and dividends paid on any issued and outstanding indebtedness, but excluding the Incentive Fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as market discount, debt instruments with payment-in-kind interest, preferred stock with payment-in-kind dividends and zero-coupon securities), accrued income that we have not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized or unrealized capital losses, or unrealized capital appreciation or depreciation. Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, is compared to a “hurdle rate” of 1.75% per quarter (7.00% annualized). We pay the Adviser an Income-Based Fee with respect to our Pre-Incentive Fee Net Investment Income in each calendar quarter as follows: (i) no Income-Based Fee in any calendar quarter in which our Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate of 1.75%; (ii) 100% of our Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter (the “catch-up”); and (iii) 20.0% of the amount of our Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.1875% in any calendar quarter.

Examples of Income-Based Fee. The following examples illustrate the calculation of the Income-Based Fee using the following assumptions: hurdle rate of 1.75% per quarter (7.00% annualized), catch-up rate of 2.1875% per quarter (8.75% annualized), Base Management Fee of 0.4375% per quarter (1.75% annualized), and other expenses of 0.20% per quarter.

Scenario 1: If investment income is 1.25% for the quarter, Pre-Incentive Fee Net Investment Income equals 0.6125% (1.25% minus 0.4375% and 0.20%). Because 0.6125% does not exceed the 1.75% hurdle rate, no Income-Based Fee is payable.

Scenario 2: If investment income is 2.50% for the quarter, Pre-Incentive Fee Net Investment Income equals 1.8625% (2.50% minus 0.4375% and 0.20%). Because 1.8625% exceeds the 1.75% hurdle rate but is less than the 2.1875% catch-up rate, the Income-Based Fee equals 0.1125%.

Scenario 3: If investment income is 3.25% for the quarter, Pre-Incentive Fee Net Investment Income equals 2.6125% (3.25% minus 0.4375% and 0.20%). Because 2.6125% exceeds the 2.1875% catch-up rate, the Income-Based Fee equals 0.5225%, consisting of 0.4375% in the catch-up and 0.0850% above the catch-up.

Capital Gains Fee. The Capital Gains Fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement), commencing on December 31, 2026. The Capital Gains Fee equals the lesser of (i) 20.0% of our realized capital gains during such calendar year, if any, calculated on an investment-by-investment basis for each Eligible Investment, subject to a non-compounded preferred return, or “hurdle,” and a “catch-up” feature, and (ii) 20.0% of our realized capital gains, if any, on a cumulative basis from the date of our investment in an Eligible Investment through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation with respect to Eligible Investments on a cumulative basis, less the aggregate amount of any previously paid Capital Gains Fees. Realized capital gains, realized capital losses, and unrealized capital depreciation attributable to Pre-Existing Investments are excluded entirely from the calculation of the Capital Gains Fee. We will accrue, but will not pay, a Capital Gains Fee with respect to unrealized appreciation.

Examples of Capital Gains Fee. Scenario 1 assumes a $20,000,000 investment in Company A on March 15 and a $30,000,000 investment in Company B on February 1. If Company A is sold in Year 2 for $25,000,000 and Company B is valued at $28,000,000, the Capital Gains Fee for Year 2 would be $600,000, because the investment-by-investment fee on Company A is limited by the cumulative net calculation after taking into account unrealized depreciation on Company B. If Company B is later sold in Year 4 for $38,000,000, the Capital Gains Fee for Year 4 would be $1,533,151.

Scenario 2 assumes investments in Companies A, B and C, with realized gains on Companies A and C and unrealized depreciation and later loss on Company B. Under the example, the Capital Gains Fee would be $5,000,000 in Year 2, $1,000,000 in Year 3, and none in Years 4 and 5, illustrating the effect of the cumulative net limitation and previously paid Capital Gains Fees.

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Payment of Our Expenses

All investment professionals and staff of the Adviser, when and to the extent engaged in providing investment advisory and management services to us, and the base compensation, bonus and benefits, and the routine overhead expenses, of such personnel allocable to such services, are provided and paid for by the Adviser. We bear an allocable portion of the compensation paid by the Adviser, the Administrator or their affiliates to our Chief Compliance Officer and Chief Financial Officer and their respective staffs (based on a percentage of time such individuals devote, on an estimated basis, to our business affairs). We bear all other costs and expenses of our operations, administration and transactions, including investment advisory fees, our allocable portion of overhead under the Investment Advisory Agreement and the Administration Agreement, and the other expenses described in the Investment Advisory Agreement.

Limitation of Liability and Indemnification

The Investment Advisory Agreement provides that, absent criminal conduct, willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of the reckless disregard of its duties and obligations, the Adviser and its officers, managers, partners, agents, employees, controlling persons, members and other affiliated persons are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising out of or otherwise based upon the performance of any of the Adviser’s duties or obligations under the Investment Advisory Agreement or otherwise as our investment adviser.

Duration and Termination of the Investment Advisory Agreement

The Investment Advisory Agreement became effective on July 15, 2026 and will remain in effect for two years, and thereafter will continue automatically for successive annual periods so long as such continuance is specifically approved at least annually by (i) the vote of our Board of Directors, or by the vote of the holders of a majority of our outstanding voting securities, and (ii) the vote of a majority of our Independent Directors, in accordance with the requirements of the 1940 Act. The Investment Advisory Agreement may be terminated at any time, without the payment of any penalty, upon 60 days’ written notice, by a vote of a majority of our Board of Directors or by a vote of a majority of our outstanding voting securities, or by the Adviser. The Investment Advisory Agreement will automatically terminate in the event of its assignment, as defined in the 1940 Act.

Board Approval of the Investment Advisory Agreement

Our Board of Directors, including all of our Independent Directors, approved the Investment Advisory Agreement at an in-person meeting held on April 2, 2026, and our stockholders approved the Investment Advisory Agreement at a special meeting held on June 10, 2026. In approving the Investment Advisory Agreement, our Board of Directors, including all of our Independent Directors, considered, among other things, the nature, extent and quality of the services to be provided by the Adviser, investment performance, the proposed fee structure and expense ratios, economies of scale, anticipated profitability to the Adviser, potential additional benefits to the Adviser, and the potential benefits and drawbacks of the Externalization. A discussion of the basis for our Board of Directors’ approval of the Investment Advisory Agreement is incorporated by reference from our definitive proxy statement on Schedule 14A for the Special Meeting of Stockholders, filed with the SEC on April 29, 2026.

Administration Agreement

We have entered into the Administration Agreement with the Administrator, Neostellar Administrative Services LLC, an affiliate of the Adviser. Under the Administration Agreement, the Administrator provides, or oversees, or arranges for, the performance of administrative services necessary for our operation, including the provision of office facilities, equipment, and clerical, bookkeeping and record-keeping services, and arranges for the services of, and oversees, custodians, depositories, transfer agents, dividend disbursing agents, other stockholder servicing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, and banks. The Administrator also provides on our behalf significant managerial assistance to those portfolio companies to which we are required to provide such assistance. We reimburse the Administrator for the costs and expenses incurred by the Administrator in performing its obligations under the Administration Agreement, including our allocable portion of overhead and the compensation of our Chief Compliance Officer and Chief Financial Officer and their respective staffs. We will also bear all other costs and expenses of our operations, administration and transactions, including, but not limited to (i) investment advisory fees, including the Base Management Fees and Incentive Fees, to the Adviser, pursuant to the Investment Advisory Agreement; (ii) our allocable portion of overhead and other expenses incurred by the Adviser in performing its administrative obligations under the Investment Advisory Agreement, and (iii) all of our other expenses in connection with our operations and transactions as detailed in the Administration Agreement.

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Co-Investment Opportunities

In connection with the Externalization, we intend to apply for the Exemptive Relief and, if the Exemptive Relief is obtained, to rely on it to permit us to co-invest in suitable negotiated investments alongside present and future funds and accounts advised by the Adviser, Magnetar or their affiliates. Any co-investments made under the Exemptive Relief would be subject to compliance with the conditions and other requirements contained therein, which are designed to ensure that we are treated fairly and equitably. Until the Exemptive Relief is obtained, our ability to co-invest alongside the Adviser, Magnetar and their affiliates in privately negotiated transactions will be limited by the 1940 Act and the rules thereunder. There can be no assurance that we will obtain the Exemptive Relief.

Magnetar Investment

In connection with the Externalization, on July 16, 2026, MCP Investing LLC, an affiliate of the Magnetar JV Entity (the “Purchaser”), purchased from the Company, for $20,000,000, a redeemable promissory note (the “Note”) pursuant to a Securities Purchase Agreement, dated as of June 26, 2026. The Note bears interest at a rate of 6.50% per annum, payable semi-annually in cash, and matures in 2029. Following the Externalization, if we complete a transaction or series of transactions with the principal purpose of raising capital in which we issue and sell only shares of our Common Stock to investors other than the Purchaser for aggregate gross proceeds of at least $230.0 million at a price per share no less than our then-current net asset value (a “Qualified Fundraising”), the Note will be redeemed automatically and repaid through the issuance of newly issued shares of our Common Stock at the price per share of Common Stock sold in the Qualified Fundraising or, if the Qualified Fundraising consists of a series of transactions, generally the price per share in the latest transaction in which we raised at least $5.0 million in aggregate net proceeds from purchasers that were not affiliates of the Company. If a Qualified Fundraising does not occur before maturity, we will be obligated to repay all outstanding principal and accrued interest in cash at maturity. If we consummate a change of control while the Note remains outstanding, we will be required to repay the Purchaser in cash in an amount equal to 105% of the outstanding principal and accrued interest. We have agreed to prepare and file a resale shelf registration statement within 30 days after any redemption of the Note covering the resale by the Purchaser of the shares of Common Stock issuable upon redemption of the Note, to use reasonable best efforts to cause that registration statement to become effective within the time periods specified in the Securities Purchase Agreement and to maintain its effectiveness until the later of three years after redemption and the date all such shares have been sold, subject to limited suspension rights. The issuance or resale of those shares could be dilutive to existing stockholders, and the terms of the Magnetar Investment were negotiated with a related party.

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CORPORATE GOVERNANCE

Please refer to “Corporate Governance” in our definitive proxy statement on Schedule 14A for the 2026 Annual Meeting of Stockholders, filed with the SEC on April 29, 2026, which is incorporated by reference into this prospectus, for information relating to the governance of the Company. In connection with the Externalization, effective July 15, 2026, our Board of Directors appointed Erik Falk, a Partner and Head of Strategy of Magnetar, as an interested director of the Company.

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EXECUTIVE COMPENSATION

Please refer to “Compensation of Executive Officers” in our definitive proxy statement on Schedule 14A for the 2026 Annual Meeting of Stockholders, filed with the SEC on April 29, 2026, which is incorporated by reference into this prospectus, for information relating to executive compensation for our most recently completed fiscal year. Effective as of July 15, 2026, due to the Externalization, the Company no longer pays its executive officers, who are now employed by the Adviser. For information relating to changes to our executive compensation in connection with the Externalization, please refer to “Compensation of Management” in our definitive proxy statement on Schedule 14A for the Special Meeting of Stockholders, filed with the SEC on April 29, 2026, which is incorporated by reference into this prospectus.

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RELATED PARTY TRANSACTIONS AND CERTAIN RELATIONSHIPS

Following the Externalization, we are party to the Investment Advisory Agreement with the Adviser and the Administration Agreement with the Administrator. The Adviser is jointly owned by certain of the Adviser’s investment professionals, including Mark D. Klein and Allison Green, and by the Magnetar JV Entity, and such investment professionals are employees of, and hold equity interests in, the Adviser. A portion of the fees payable by us to the Adviser under the Investment Advisory Agreement will inure to the benefit of such persons. In connection with the Externalization, our Board of Directors appointed Erik Falk, a Partner and Head of Strategy of Magnetar, as an interested director of the Company, effective July 15, 2026. In addition, on July 16, 2026, MCP Investing LLC, an affiliate of the Magnetar JV Entity, purchased the $20,000,000 Magnetar Investment in the form of a redeemable promissory note pursuant to the Securities Purchase Agreement, dated as of June 26, 2026, as described under “Management and Other Agreements — Magnetar Investment.” In connection with the Externalization, certain transaction-related cash bonuses, restricted-share grants, vesting acceleration and lock-up arrangements were approved for certain members of management and holders of outstanding restricted shares. We also intend to apply for the Exemptive Relief and, if obtained, to rely on it to permit us to co-invest alongside funds and accounts advised by the Adviser, Magnetar and their affiliates. We have previously invested indirectly in portfolio companies, including CoreWeave and TensorWave, through co-investment vehicles sponsored and managed by Magnetar or its affiliates. For additional information relating to the Externalization, the Investment Advisory Agreement, the Administration Agreement, the Magnetar Investment, externalization-related conflicts and related party transactions, please refer to our definitive proxy statement on Schedule 14A for the Special Meeting of Stockholders, filed with the SEC on April 29, 2026. For additional information relating to other related party transactions and certain relationships, please refer to “Related Party Transactions and Certain Relationships” in our definitive proxy statement on Schedule 14A for the 2026 Annual Meeting of Stockholders, filed with the SEC on April 29, 2026. See also “Risk Factors — Risks Relating to the Externalization and Our Externally Managed Structure.”

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of July 29, 2026, the beneficial ownership of each current director and executive officer of the Company, as well as each person known to us to beneficially own 5% or more of the outstanding shares of our common stock, and the executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of our shares of common stock is based upon Schedule 13G or Schedule 13D filings by such persons with the SEC and other information obtained from such persons, if available.

Unless otherwise indicated, the Company believes that each beneficial owner set forth in the table has sole voting and investment power and has the same address as the Company. Our address is 640 Fifth Avenue, 12th Floor, New York, NY 10019.

Name and Address of Beneficial Owner	Type of Ownership	Number of Shares Owned Beneficially(1)	Percentage of Class
Interested Directors
Mark D. Klein(2)	Direct	1,732,756	6.55%
Erik Falk	N/A	0	—
Independent Directors(3)
Leonard A. Potter	Direct	105,815	*
Marc Mazur	Direct	68,950	*
Ronald M. Lott	Direct & Indirect	21,517	*
Lisa Westley	Direct	58,831	*
Richard Szuch	Direct	9,303	*
Executive Officers
Allison Green(4)	Direct	207,990	*
Executive officers and directors as a group (8 persons)(5)		2,205,162	8.33%

* Represents less than one percent (1.0%).

(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Percentages are based on 26,473,222 shares of our common stock outstanding as of June 30, 2026.

(2)	Includes (i) 811,646 shares of the Company’s common stock owned by Mr. Klein’s spouse, which may be deemed to be beneficially owned by Mr. Klein; (ii) restricted shares granted under the SuRo Capital Corp. Amended and Restated 2019 Equity Incentive Plan on December 15, 2023, December 10, 2024 and May 16, 2025; and (iii) restricted shares granted under the SuRo Capital Corp. Second Amended and Restated 2019 Equity Incentive Plan on November 21, 2025 and June 12, 2026. On June 15, 2026, in connection with the approval of the Company’s externalization by its stockholders, the Board of Directors of the Company approved the acceleration in full of the vesting of Mr. Klein’s unvested restricted shares, effective as of June 15, 2026, and those shares vested on that date, subject to Mr. Klein’s entry into a lock-up agreement that replicates the holding periods of the vesting schedules that otherwise would have applied to such shares.

(3)	Includes 3,536 restricted shares granted under the SuRo Capital Corp. Second Amended and Restated 2019 Equity Incentive Plan. On June 15, 2026, in connection with the approval of the Company’s externalization by its stockholders, the Board of Directors of the Company approved the acceleration in full of the vesting of these shares, which vested on that date.

(4)	Includes (i) restricted shares granted under the SuRo Capital Corp. Amended and Restated 2019 Equity Incentive Plan on December 15, 2023, December 10, 2024 and May 16, 2025; and (ii) restricted shares granted under the SuRo Capital Corp. Second Amended and Restated 2019 Equity Incentive Plan on November 21, 2025 and June 12, 2026. On June 15, 2026, in connection with the approval of the Company’s externalization by its stockholders, the Board of Directors of the Company approved the acceleration in full of the vesting of Ms. Green’s unvested restricted shares, effective as of June 15, 2026, and those shares vested on that date, subject to Ms. Green’s entry into a lock-up agreement that replicates the holding periods of the vesting schedules that otherwise would have applied to such shares

(5)	The address for each of the directors and officers is c/o Neostellar Capital Corp., 640 Fifth Avenue, 12th Floor, New York, New York 10019.

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REGULATION AS A BUSINESS DEVELOPMENT COMPANY

We are subject to regulation as described in “Part I, Item 1 — Business” of our most recent Annual Report on Form 10-K, which is incorporated by reference herein.

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DETERMINATION OF NET ASSET VALUE

We determine the net asset value of our investment portfolio after the conclusion of each fiscal quarter in connection with the preparation of our annual and quarterly reports filed under the Exchange Act, or more frequently if required under the 1940 Act. Our net assets totaled approximately $361.6 million, or $14.24 per share, as of March 31, 2026, which is our most recently determined net asset value.

Securities that are publicly traded are generally valued at the close price on the valuation date; however, if they remain subject to lock-up restrictions they are discounted accordingly. Securities that are not publicly traded or for which there are no readily available market quotations, including securities that trade on secondary markets for private securities, are valued at fair value as determined in good faith by our Board of Directors, with assistance from the Adviser, the Adviser’s investment professionals, and independent valuation firms, and in accordance with Rule 2a-5 as promulgated under the 1940 Act, unless the Board of Directors formally designates a valuation designee. In connection with that determination, the Adviser’s investment professionals will prepare portfolio company valuations using, when available, the most recent portfolio company financial statements and forecasts. We also engage an independent valuation firm to perform independent valuations of our investments that are not publicly traded or for which there are no readily available market quotations. We may also engage an independent valuation firm to perform independent valuations of any securities that trade on private secondary markets, but are not otherwise publicly traded, where there is a lack of appreciable trading or a wide disparity in recently reported trades.

For those securities that are not publicly traded or for which there are no readily available market quotations, the Board of Directors considers recommended valuations prepared by the Adviser’s investment professionals and by the independent valuation firm, respectively, as components of its fair value determinations, with assistance from the Adviser. Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have resulted had others made the determination using the same or different procedures or had a readily available market for the securities existed, and the differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the gains or losses implied by the valuation currently assigned to such investments. For those investments that are publicly traded, we generally record unrealized appreciation or depreciation based on changes in the market value of the securities as of the valuation date. Publicly traded securities that remain subject to lock-up restrictions are discounted accordingly. For those investments that are not publicly traded and for which there are no readily available market quotations, we record unrealized depreciation on such investments when we believe that an investment has become impaired and record unrealized appreciation if we believe that the underlying portfolio company has appreciated in value and our equity security has also appreciated in value. Changes in fair value are recorded in the consolidated statement of operations as the net change in unrealized appreciation or depreciation.

We generally determine the fair value of our investments by considering a number of factors. The following represent factors that, among others, could impact our fair value determinations:

1.	Public trading of our portfolio securities, taking into consideration lock-up requirements and liquidity;

2.	Active trading of our portfolio securities on a private secondary market, where we have determined that there is meaningful volume and the transactions are considered arm’s length by sophisticated investors;

3.	Qualified funding rounds in the companies in which we invested, where there is meaningful and reputable information available on size, valuation and investors; and

4.	Additional investments by us in current portfolio companies, where the price of the new investment differs materially from prior investments.

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There is inherent subjectivity in determining the fair value of our investments. We expect that most of our portfolio investments, other than those for which market quotations are readily available and that may be sold without restriction, will be valued at fair value as determined in good faith by our Board of Directors, with assistance from the Adviser and subject to the Board’s valuation policies and procedures. While our Board of Directors has not previously elected to designate a valuation designee, it may do so in accordance with Rule 2a-5 under the 1940 Act. Furthermore, when calculating net asset value, we also consider our recognition of a deferred tax liability for unrealized gains on investments for those investments held in our taxable subsidiaries. See “Part II, Item 8 — Note 1 — Nature of Operations” to our consolidated financial statements for the year ended December 31, 2025 in our most recent Annual Report on Form 10-K and “Part I, Item 1 — Note 1 — Nature of Operations” to our condensed consolidated financial statements for the quarter ended March 31, 2026 for a list of our taxable subsidiaries.

Determinations in Connection with Offerings

In connection with future offerings of shares of our common stock, our Board of Directors, or an authorized committee thereof, will be required to make a determination of our net asset value and a good faith determination that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made. Our Board of Directors, or an authorized committee thereof, will consider the following factors, among others, in making such a determination:

●	the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC;

●	our management’s assessment of whether any material change in the net asset value of our common stock has occurred (including through the realization of gains on the sale of our portfolio securities) during the period beginning on the date of the most recently disclosed net asset value of our common stock and ending as of a time within 48 hours (excluding Sundays and holidays) of the sale of our common stock; and

●	the magnitude of the difference between (i) a value that our Board of Directors or an authorized committee thereof has determined reflects the current (as of a time within 48 hours, excluding Sundays and holidays) net asset value of our common stock, which is generally based upon the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC, as adjusted to reflect our management’s assessment of any material change in the net asset value of our common stock since the date of the most recently disclosed net asset value of our common stock, and (ii) the offering price of the shares of our common stock in the proposed offering.

These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records that we are required to maintain under the 1940 Act.

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Sales of Common Stock Below Net Asset Value

Our stockholders may, from time to time, vote to allow us to issue common stock at a price below the net asset value per share of our common stock. In such an approval, our stockholders may not specify a maximum discount below net asset value at which we are able to issue our common stock. In order to sell shares pursuant to such a stockholder authorization:

●	a majority of our independent directors who have no financial interest in the sale must have approved the sale; and

●	a majority of such directors who are not interested persons of Neostellar Capital, in consultation with the underwriter or underwriters of the offering if it is to be underwritten, must have determined in good faith, and as of a time immediately prior to the first solicitation by us or on our behalf of firm commitments to purchase such shares or immediately prior to the issuance of such shares, that the price at which such shares are to be sold is not less than a price which closely approximates the market value of those shares, less any underwriting commission or discount.

Any offering of common stock below net asset value per share will be designed to raise capital for investment in accordance with our investment objectives and business strategies.

In making a determination that an offering below net asset value per share is in our and our stockholders’ best interests, our Board of Directors would consider a variety of factors including:

●	The effect that an offering below net asset value per share would have on our stockholders, including the potential dilution they would experience as a result of the offering;

●	The amount per share by which the offering price per share and the net proceeds per share are less than the most recently determined net asset value per share;

●	The relationship of recent market prices of our common stock to our net asset value per share and the potential impact of the offering on the market price per share of our common stock;

●	Whether the proposed offering price would closely approximate the market value of our shares;

●	The potential market impact of being able to raise capital during the current financial market difficulties;

●	The nature of any new investors anticipated to acquire shares in the offering;

●	The anticipated rate of return on and quality, type and availability of investments to be funded with the proceeds from the offering, if any; and

●	The leverage available to us, both before and after any offering, and the terms thereof.

Sales by us of our common stock at a discount from our net asset value per share pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering.

The following three headings and accompanying tables will explain and provide hypothetical examples on the impact of an offering at a price less than net asset value per share on three different sets of investors:

●	existing stockholders who do not purchase any shares in the offering;

●	existing stockholders who purchase a relatively small amount of shares in the offering or a relatively large amount of shares in the offering; and

●	new investors who become stockholders by purchasing shares in the offering.

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Impact on Existing Stockholders who do not Participate in the Offering

Our existing stockholders who do not participate in an offering below net asset value per share or who do not buy additional shares in the secondary market at the same or lower price we obtain in the offering (after expenses and commissions) face the greatest potential risks. These stockholders will experience an immediate decrease (often called dilution) in the net asset value of the shares they hold and their net asset value per share. These stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we will experience in our assets, potential earning power and voting interests due to the offering. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in net asset value per share. This decrease could be more pronounced as the size of the offering and level of discount to net asset value increases.

The following table illustrates the level of net asset value dilution that would be experienced by a nonparticipating stockholder in three different hypothetical offerings of different sizes and levels of discount from NAV per share. Actual sales prices and discounts may differ from the presentation below.

The examples assume that the Company has 1,000,000 common shares outstanding, $15,000,000 in total assets and $5,000,000 in total liabilities. The current net assets and net asset value per share are thus $10,000,000 and $10.00, respectively. The table illustrates the dilutive effect on nonparticipating Stockholder A of (1) an offering of 50,000 shares (5% of the outstanding shares) at $9.50 per share after offering expenses and commissions (a 5% discount from net asset value), (2) an offering of 100,000 shares (10% of the outstanding shares) at $9.00 per share after offering expenses and commissions (a 10% discount from NAV) and (3) an offering of 250,000 shares (25% of the outstanding shares) at $8.00 per share after offering expenses and commissions (a 20% discount from net asset value). The prospectus supplement pursuant to which any discounted offering is made will include a chart based on the actual number of shares in such offering and the actual discount to the most recently determined net asset value.

	Prior to Sale	Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 25% Offering at 20% Discount
	Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public(1)		$10.00		$9.47		$8.42
Net Proceeds per Share to Issuer		$9.50		$9.00		$8.00
Increase in Shares and Decrease to NAV
Total Shares Outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,250,000	25.00%
NAV per Share	$10.00	$9.98	(0.24)%	$9.91	(0.91)%	$9.60	(4.00)%
Dilution to Nonparticipating Stockholder A
Share Dilution
Shares Held by Stockholder A	10,000	10,000		10,000		10,000
Percentage Outstanding Held by Stockholder A	1.00%	0.95%	(4.76)%	0.91%	(9.09)%	0.80%	(20.00)%
NAV Dilution
Total NAV Held by Stockholder A	$100,000	$99,762	(0.24)%	$99,091	(0.91)%	$96,000	(4.00)%
Total Investment by Stockholder A (Assumed to be $10 per Share)	$100,000	$100,000		$100,000		$100,000
Total Dilution to Stockholder A (Total NAV Less Total Investment)	$—	$(238)		$(909)		$(4,000)
NAV Dilution per Share
NAV per Share Held by Stockholder A		$9.98		$9.91		$9.60
Investment per Share Held by Stockholder A (Assumed to be $10 per Share on Shares Held Prior to Sale)	$10.00	$10.00		$10.00		$10.00
NAV Dilution per Share Experienced by Stockholder A (NAV per Share Less Investment per Share)		$(0.02)		$(0.09)		$(0.40)
Percentage NAV Dilution per Share Experienced by Stockholder A (NAV Dilution per Share Divided by Investment per Share)			(0.24)%		(0.91)%		(4.00)%

(1) Assumes 5% in selling compensation and expenses paid by us.

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Impact on Existing Stockholders who do Participate in the Offering

Our existing stockholders who participate in an offering below net asset value per share or who buy additional shares in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) will experience the same types of net asset value dilution as the nonparticipating stockholders, albeit at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in our shares immediately prior to the offering. The level of net asset value dilution to such stockholders will decrease as the number of shares such stockholders purchase increases. Existing stockholders who buy more than their proportionate percentage will experience net asset value dilution but will, in contrast to existing stockholders who purchase less than their proportionate share of the offering, experience an increase (often called accretion) in net asset value per share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to the offering. The level of accretion will increase as the excess number of shares purchased by such stockholder increases. Even a stockholder who over-participates will, however, be subject to the risk that we may make additional discounted offerings in which such stockholder does not participate, in which case such a stockholder will experience net asset value dilution as described above in such subsequent offerings. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in net asset value per share. This decrease could be more pronounced as the size of the offering and the level of discount to NAV increases.

The following chart illustrates the level of dilution and accretion in the hypothetical 25% offering at a 20% discount from the prior chart (Example 3) for a stockholder that acquires shares equal to (1) 50% of its proportionate share of the offering (i.e., 1,250 shares, which is 0.5% of an offering of 250,000 shares rather than its 1.0% proportionate share) and (2) 150% of such percentage (i.e., 3,750 shares, which is 1.5% of an offering of 250,000 shares rather than its 1.0% proportionate share). The prospectus supplement pursuant to which any discounted offering is made will include a chart for this example based on the actual number of shares in such offering and the actual discount from the most recently determined net asset value per share.

	Prior to	50% Participation		150% Participation
	Sale Below NAV	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public(1)		$8.42		$8.42
Net Proceeds per Share to Issuer		$8.00		$8.00
Increase in Shares and Decrease to NAV
Total Shares Outstanding	1,000,000	1,250,000	25.00%	1,250,000	25.00%
NAV per Share	$10.00	$9.60	(4.00)%	$9.60	(4.00)%
Dilution to Participating Stockholder A
Share Dilution
Shares Held by Stockholder A	10,000	11,250	12.50%	13,750	37.50%
Percentage Outstanding Held by Stockholder A	1.00%	0.90%	(10.00)%	1.10%	10.00%
NAV Dilution
Total NAV Held by Stockholder A	$100,000	$108,000	8.00%	$132,000	32.00%
Total Investment by Stockholder A (Assumed to be $10 per Share)	$100,000	$110,525		$131,575
Total Dilution to Stockholder A (Total NAV Less Total Investment)	$—	$(2,525)		$425
NAV Dilution per Share
NAV per Share Held by Stockholder A		$9.60		$9.60
Investment per Share Held by Stockholder A (Assumed to be $10 per Share on Shares Held Prior to Sale)	$10.00	$9.82	(1.76)%	$9.57	(4.31)%
NAV Dilution per Share Experienced by Stockholder A (NAV per Share Less Investment per Share)		$(0.22)		$0.03
Percentage NAV Dilution per Share Experienced by Stockholder A (NAV Dilution per Share Divided by Investment per Share)			(2.28)%		0.32%

(1) Assumes 5% in selling compensation and expenses paid by us.

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Impact on New Investors

Investors who are not currently stockholders, but who participate in an offering below net asset value and whose investment per share is greater than the resulting net asset value per share due to selling compensation and expenses paid by us will experience an immediate decrease, albeit small, in the net asset value of their shares and their net asset value per share compared to the price they pay for their shares (Example 1 below). On the other hand, investors who are not currently stockholders, but who participate in an offering below net asset value per share and whose investment per share is also less than the resulting net asset value per share will experience an immediate increase in the net asset value of their shares and their net asset value per share compared to the price they pay for their shares (Examples 2 and 3 below). These latter investors will experience a disproportionately greater participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests. These investors will, however, be subject to the risk that we may make additional discounted offerings in which such new stockholder does not participate, in which case such new stockholder will experience dilution as described above in such subsequent offerings. These investors may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in net asset value per share. This decrease could be more pronounced as the size of the offering and level of discount to net asset value increases.

The following chart illustrates the level of dilution or accretion for new investors that would be experienced by a new investor in the same hypothetical discounted offerings as described in the first chart above. The illustration is for a new investor who purchases the same percentage (1.00%) of the shares in the offering as Stockholder A in the prior examples held immediately prior to the offering. The prospectus supplement pursuant to which any discounted offering is made will include a chart for these examples based on the actual number of shares in such offering and the actual discount from the most recently determined NAV per share.

	Prior to Sale	Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 25% Offering at 20% Discount
	Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public(1)		$10.00		$9.47		$8.42
Net Proceeds per Share to Issuer		$9.50		$9.00		$8.00
Increase in Shares and Decrease to NAV
Total Shares Outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,250,000	25.00%
NAV per Share	$10.00	$9.98	(0.24)%	$9.91	(0.91)%	$9.60	(4.00)%
Dilution to New Investor A
Share Dilution
Shares Held by New Investor A	—	500		1,000		2,500
Percentage Outstanding Held by New Investor A	—%	0.05%		0.09%		0.20%
NAV Dilution
Total NAV Held by New Investor A	$—	$4,988		$9,909		$24,000
Total Investment by New Investor A (at the Offering Price)	$—	$5,000		$9,470		$21,050
Total Dilution to New Investor A (Total NAV Less Total Investment)	$—	$(12)		$439		$2,950
NAV Dilution per Share
NAV per Share Held by New Investor A		$9.98		$9.91		$9.60
Investment per Share Held by New Investor A (at the Offering Price)		$10.00		$9.47		$8.42
NAV Dilution per Share Experienced by New Investor A (NAV per Share Less Investment per Share)		$(0.02)		$0.44		$1.18
Percentage NAV Dilution per Share Experienced by New Investor A (NAV Dilution per Share Divided by Investment per Share)			(0.20)%		4.64%		14.01%

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DIVIDEND REINVESTMENT PLAN

We have adopted a DRIP, through which all dividends are paid to stockholders in the form of additional shares of our common stock, unless a stockholder elects to receive cash as provided below. In this way, a stockholder can maintain an undiluted investment in us and still allow us to pay out the required distributable income.

No action is required on the part of a registered stockholder to receive a distribution in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying Equiniti Trust Company, LLC, the plan administrator and our transfer agent and registrar, at 48 Wall Street, 23rd Floor, New York, NY 10005, in writing so that such notice is received by the plan administrator no later than 10 days prior to the record date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive distributions in cash and hold such shares in non-certificated form. Upon request by a participant, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.

We intend to use only newly issued shares to implement the plan if our shares are trading at a premium to net asset value. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of our common stock at the close of regular trading on the Nasdaq Global Select Market on the valuation date for such distribution. Market price per share on that date will be the closing price for such shares on the Nasdaq Global Select Market or, if no sale is reported for such day, at the average of their electronically-reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

There is no charge to stockholders for receiving their distributions in the form of additional shares of our common stock. The plan administrator’s fees for handling distributions in stock are paid by us. There are no brokerage charges with respect to shares we have issued directly as a result of distributions payable in stock. If a participant elects by written or telephonic notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15 transaction fee plus brokerage commissions from the proceeds.

Stockholders who receive distributions in the form of stock are subject to the same U.S. federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash. A stockholder’s adjusted tax basis for determining gain or loss upon the sale of stock received in a distribution from us will be equal to the total dollar amount of the distribution payable to the stockholder. As a result, if you do not elect to opt out of the DRIP, you will be required to pay applicable U.S. federal, state and local taxes on any reinvested dividends even though you will not receive a corresponding cash distribution.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend or distribution by us. All correspondence concerning the plan should be directed to the plan administrator by mail at 48 Wall Street, 23rd Floor, New York, NY 10005 or by phone at (800) 937-5449.

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CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of certain U.S. federal income tax considerations relating to our qualification and taxation as a RIC under subchapter M of the Code, and the acquisition, ownership and disposition of our common stock. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, traders in securities that elect to use a mark-to-market method of accounting for their securities holdings, pension plans and trusts, financial institutions, U.S. stockholders (as defined below) whose functional currency is not the U.S. dollar, persons who mark-to-market our shares, persons who hold our shares as part of a “straddle,” “hedge” or “conversion” transaction, partnerships or other pass-through entities, RICs, real estate investment trusts, personal holding companies, persons who acquire our common stock in connection with the performance of services, persons who have ceased to be U.S. citizens or to be taxed as resident aliens, and individual non-U.S. stockholders present in the United States for 183 days or more during a taxable year. This summary is limited to beneficial owners of our common stock that will hold such common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service (“IRS”) regarding the offering of the common stock. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

This summary does not discuss the consequences of an investment in our preferred stock, subscription rights to purchase shares of our common stock, debt securities or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities. The U.S. federal income tax consequences of such an investment will be discussed in the relevant prospectus supplement.

As used herein, a “U.S. stockholder” generally is a beneficial owner of common stock who is for U.S. federal income tax purposes:

●	a citizen or individual resident of the United States;

●	a corporation or other entity treated as a corporation created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

●	a trust, if a court within the United States has primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantive decisions, or if the trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person; or

●	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

As used herein, the term “Non-U.S. stockholder” means a beneficial owner of common stock that is neither a U.S. stockholder nor a partnership for U.S. federal income tax purposes.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds the shares of our common stock, the tax treatment of a partner in the partnership generally will depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. Investors treated as a partnership for U.S. federal income tax purposes (or investors that are partners in such a partnership), are encouraged to consult with their own tax advisers with respect to the tax consequences relating to the acquisition, ownership and disposition of our common stock.

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Tax matters are complicated and the tax consequences to an investor of an investment in our common stock will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Taxation of the Company

Election to be Treated as a RIC

We elected to be taxed as a RIC under the Code beginning with our taxable year ended December 31, 2014, and qualified for taxation as a RIC for such taxable year and each of the subsequent taxable years. We intend to operate in a manner so as to qualify for taxation as a RIC. So long as we maintain our qualification for taxation as a RIC, we generally will not be subject to U.S. federal income tax on any ordinary income or capital gains that we timely distribute to our stockholders as dividends. To qualify for taxation as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to qualify for the special treatment accorded to RICs, we generally are required to distribute to our stockholders on a timely basis each year at least 90% of our “investment company taxable income,” which is generally our net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses (the “Annual Distribution Requirement”).

Taxation of the Company as a RIC

If we:

●	qualify as a RIC; and

●	satisfy the Annual Distribution Requirement,

then we will not be subject to U.S. federal income tax on the portion of our income and capital gains that we timely distribute (or are deemed to distribute) to stockholders as dividends. We will be subject to U.S. federal income tax imposed at the regular corporate rates on any income, including capital gains not timely distributed (or deemed distributed) to our stockholders.

In addition, we will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless we distribute in a timely manner each calendar year an amount equal to at least the sum of (1) 98% of our net ordinary income for each calendar year, (2) 98.2% of our capital gains in excess of capital losses for the one-year period ending October 31 in that calendar year and (3) any ordinary income and net capital gains that we recognized for preceding years but were not distributed during such years and on which we paid no U.S. federal income tax (the “Excise Tax Avoidance Requirement”). While we intend to timely distribute our income and capital gains in order to avoid imposition of this 4% U.S. federal excise tax, we may not be successful in avoiding entirely the imposition of this tax. In that case, we will be liable for the tax only on the amount by which we do not meet the foregoing distribution requirement.

In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things:

●	continue to qualify as a BDC under the 1940 Act at all times during each taxable year;

●	derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to loans of certain securities, gains from the sale or other taxable disposition of stock or other securities or foreign currencies, other income derived with respect to our business of investing in such stock or securities and net income from “qualified publicly traded partnerships” (as defined in the Code) (the “90% Income Test”); and

●	diversify our holdings so that at the end of each quarter of the taxable year:

●	at least 50% of the value of our assets consists of cash, cash items, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer (the “50% Diversification Test”); and

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●	no more than 25% of the value of our assets is invested in the securities of one issuer, other than U.S. government securities or securities of other RICs, the securities (other than securities of other RICs) of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or the securities of businesses, or the securities of one or more “qualified publicly traded partnerships” (the “25% Diversification Test,” and together with the 50% Diversification Test, the “Diversification Tests”).

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (which may arise if we receive warrants in connection with the origination of a loan or possibly in other circumstances), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as contractual payment-in-kind, or PIK, interest (which represents contractual interest added to the loan balance and due at the end of the loan term) or dividends and deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement, even though we will not have received any corresponding cash amount.

We will be subject to certain asset coverage ratio requirements under the 1940 Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the Annual Distribution Requirement. See “Senior Securities.” Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

We may invest in partnerships, including qualified publicly traded partnerships, which may result in our being subject to state, local or foreign income taxes, franchise taxes, or withholding liabilities. To the extent that we invest in entities treated as partnerships for U.S. federal income tax purposes (other than a “qualified publicly traded partnership”, as defined in the Code), we generally must include the items of gross income derived by the partnerships for purposes of the 90% Income Test, and the income that is derived from a partnership (other than a “qualified publicly traded partnership”) will be treated as qualifying income for purposes of the 90% Income Test only to the extent that such income is attributable to items of income of the partnership which would be qualifying income if realized by us directly.

In order to meet the 90% Income Test, we may establish one or more special purpose corporations to hold assets from which we do not anticipate earning dividend, interest or other qualifying income under the 90% Income Test. Any investments held through a special purpose corporation would generally be subject to U.S. federal income and other taxes, and therefore we can expect to achieve a reduced after-tax yield on such investments.

Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things: (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income; (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (iv) cause us to recognize income or gain without a corresponding receipt of cash; (v) adversely affect the time as to when a purchase or sale of securities is deemed to occur; (vi) adversely alter the characterization of certain complex financial transactions; and (vii) produce income that will not be qualifying income for purposes of the 90% Income Test described above. We will monitor our transactions and may make certain tax elections in order to mitigate the potential adverse effect of these provisions.

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A portfolio company may face financial difficulty that requires us to work-out, modify or otherwise restructure our investment in the portfolio company. Any such restructuring may result in unusable capital losses and future non-cash income. Any restructuring may also result in our recognition of a substantial amount of non-qualifying income for purposes of the 90% Income Test.

Gain or loss realized by us from the sale or exchange of warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. The treatment of such gain or loss as long-term or short-term will depend on how long we held a particular warrant. Upon the exercise of a warrant acquired by us, our adjusted tax basis in the stock purchased under the warrant will equal the sum of the amount paid for the warrant plus the strike price paid on the exercise of the warrant.

As a RIC, we are generally limited in our ability to deduct expenses in excess of our “investment company taxable income” (which is, generally, ordinary income plus the excess of net short-term capital gains over net long-term capital losses). If our expenses in a given year exceed investment company taxable income, we would experience a net operating loss for that year. However, a RIC is not permitted to carry forward net operating losses to subsequent years. In addition, expenses can be used only to offset investment company taxable income, not net capital gain. A RIC may not use any net capital losses (that is, realized capital losses in excess of realized capital gains) to offset the RIC’s investment company taxable income, but may carry forward such losses indefinitely and use them to offset capital gains. Due to these limits on the deductibility of expenses, over the course of one or more taxable years we may have, for U.S. federal income tax purposes, aggregate taxable income that we are required to distribute and that is taxable to our stockholders, even if such income is greater than the aggregate net income we actually earned during those years. Such required distributions may be made from the Company’s cash assets or by liquidation of investments, if necessary. We may realize gains or losses from such liquidations. In the event we realize net capital gains from such transactions, a stockholder may receive a larger capital gain distribution than it would have received in the absence of such transactions.

Our investment in non-U.S. securities may be subject to non-U.S. income, withholding and other taxes. In that case, our yield on those securities would be decreased. Stockholders will generally not be entitled to claim a credit or deduction with respect to non-U.S. taxes paid by us.

If we purchase shares in a “passive foreign investment company” (a “PFIC”), we may be subject to U.S. federal income tax on our allocable share of a portion of any “excess distribution” received on, or any gain from the disposition of, such shares. Additional charges in the nature of interest generally will be imposed on us in respect of deferred taxes arising from any such excess distribution or gain. This additional tax and interest may apply even if we make a distribution as a taxable dividend by us to our stockholders in an amount equal to any “excess distribution” or gain from the disposition of such shares. If we invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, we will be required to include in income each year our proportionate share of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed by the QEF. Alternatively, we may be able to elect to mark-to-market at the end of each taxable year our shares in a PFIC; in this case, we will recognize as ordinary income our allocable share of any increase in the value of such shares, and as ordinary loss our allocable share of any decrease in such value to the extent that any such decrease does not exceed prior increases included in our income. Under either election, we may be required to recognize in a year income in excess of distributions from PFICs and proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of the 4% U.S. federal excise tax.

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Failure to Maintain our Qualification as a RIC

If we were unable to qualify for treatment as a RIC and certain relief provisions are unable to be satisfied, we would be subject to U.S. federal income tax on all of our taxable income imposed at regular corporate rates, regardless of whether we make any distributions to our stockholders. Distributions would not be required, but if such distributions are paid, including distributions of net long-term capital gain, they would be taxable to our stockholders as ordinary dividend income to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction with respect to such dividend and our non-corporate stockholders would generally be able to treat such dividends as “qualified dividend income,” which is subject to reduced rates of U.S. federal income tax. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital that would reduce the stockholder’s adjusted tax basis in its common stock (and correspondingly increase such stockholder’s gain, or reduce such stockholder’s loss, on disposition of such common stock), and any remaining distributions would be treated as a capital gain. To requalify as a RIC in a subsequent taxable year, we would be required to satisfy the RIC qualification requirements for that year and dispose of any earnings and profits from any year in which we failed to qualify as a RIC. Subject to a limited exception applicable to RICs that qualified as such under Subchapter M of the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the nonqualifying year, we could be subject to tax on any unrealized net built-in gains in the assets held by us during the period in which we failed to qualify as a RIC that are recognized within the subsequent five years, unless we made a special election to pay U.S. federal income tax at corporate rates on such built-in gain at the time of our requalification as a RIC.

Tax matters are complicated and the tax consequences to an investor of an investment in our common stock will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Taxation of U.S. Stockholders

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us to non-corporate U.S. stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions (“Qualifying Dividends”) may be eligible for a maximum tax rate of 20%. In this regard, it is anticipated that distributions paid by us generally will not be attributable to dividends and, therefore, generally will not qualify for the 20% maximum rate applicable to Qualifying Dividends. Distributions of our net capital gains (which are generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains which are currently taxable at a maximum rate of 20% in the case of individuals or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our current and accumulated earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such U.S. stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

Under the DRIP, our U.S. stockholders who have not “opted out” of our DRIP will have their cash distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions. Any distributions reinvested under the plan will nevertheless be treated as received by the U.S. stockholders for U.S. federal income tax purposes. A U.S. stockholder’s adjusted tax basis in the additional common stock purchased through the plan is equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

We may retain some or all of our realized net long-term capital gains in excess of realized net short-term capital losses, but designate the retained net capital gain as a “deemed distribution.” In that case, among other consequences, we will pay U.S. federal income tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. If the amount of tax that a U.S. stockholder is treated as having paid exceeds the tax they owe on the deemed capital gain distribution, such excess generally may be claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a U.S. stockholder’s liability for U.S. federal income tax. The U.S. stockholder’s adjusted tax basis for his, her or its common stock will be increased by the amount of the deemed distribution net of such tax. In order to utilize the deemed distribution approach, we must provide written notice to our U.S. stockholders within 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

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We may distribute taxable distributions that are payable in cash or shares of our common stock at the election of each stockholder. Under certain applicable provisions of the Code and the U.S. Treasury regulations and certain IRS guidance, distributions by RICs that are payable in cash or in shares of stock at the election of stockholders are treated as taxable distributions. The IRS has published a revenue procedure indicating that, in the case of publicly offered RICs, this rule will apply where the total amount of cash to be distributed is not less than 20% of the total distribution. Under this revenue procedure, if too many stockholders elect to receive their distributions in cash, the cash available for distribution must be allocated among the stockholders electing to receive cash (with the balance of the distribution paid in stock). In no event will any stockholder electing to receive cash, receive less than the lesser of (a) the portion of the distribution such stockholder has elected to receive in cash or (b) an amount equal to his, her or its entire distribution times the percentage limitation on cash available for distribution. If the Company decides to make any distributions consistent with this guidance that are payable in part in its stock, taxable U.S. stockholders receiving such distributions will be required to include the full amount of the distribution (whether received in cash, our stock, or a combination thereof) as ordinary income (or as long-term capital gain to the extent such distribution is properly reported as a capital gain distribution) to the extent of our current and accumulated earnings and profits for U.S. federal income tax purposes. As a result, a U.S. stockholder may be required to pay tax with respect to such distributions in excess of any cash received. If a U.S. stockholder sells the stock it receives as a distribution in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the distribution, depending on the market price of our stock at the time of the sale.

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, U.S. stockholders will nonetheless be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

A U.S. stockholder generally will recognize taxable gain or loss if the U.S. stockholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such U.S. stockholder’s adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain or loss arising from such sale or disposition generally will be treated as long-term capital gain or loss if the U.S. stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized by a U.S. stockholder upon a disposition of shares of our common stock will generally be disallowed if the U.S. stockholder purchases other shares of our common stock (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

The maximum U.S. federal income tax rate on long-term capital gains for non-corporate taxpayers is 20%. In addition, individuals with modified adjusted gross incomes in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% tax on their “net investment income,” which generally includes net income from interest, dividends, annuities, royalties, and rents, and net capital gains (other than certain amounts earned from trades or businesses). Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 21% rate also applied to ordinary income. Non-corporate U.S. stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income that year; any net capital losses of a non-corporate U.S. stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

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We or the applicable withholding agent will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income, Qualifying Dividends and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the IRS. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.

Taxation of Non-U.S. Stockholders

Whether an investment in the shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our common stock.

In general, distributions by us to a Non-U.S. stockholder of our “investment company taxable income” generally are subject to withholding of U.S. federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current or accumulated earnings and profits unless an applicable exception applies. No withholding is required with respect to certain distributions if (i) the distributions are properly reported to our stockholders as “interest-related dividends” or “short-term capital gain dividends,” (ii) the distributions are derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied. Currently, we do not anticipate that a significant amount of our distributions would be reported as eligible for this exemption from withholding. No assurance can be provided that any of our distributions will qualify for this exemption.

In addition, if the distributions are effectively connected with the Non-U.S. stockholder’s conduct of a trade or business in the United States (and, if a treaty applies, are attributable to a U.S. permanent establishment maintained by the Non-U.S. stockholder in the United States), we will not be required to withhold U.S. federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. stockholders. Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.

Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale or redemption of our common stock, will not be subject to U.S. federal income tax if properly reported by us as capital gain dividends unless the distributions or gains, as the case may be, are effectively connected with the Non-U.S. stockholder’s conduct of a trade or business within the United States (and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States) or, in the case of an individual, the Non-U.S. stockholder was present in the United States for 183 days or more during the taxable year and certain other conditions are met.

If we distribute our net capital gains in the form of deemed rather than actual distributions, a Non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the U.S. federal income tax we pay on the capital gains deemed to have been distributed; however, in order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.

If any actual or deemed distributions of our net capital gains, or any gains realized upon the sale or redemption of our common stock, are effectively connected with a Non-U.S. stockholder’s conduct of a trade or business within the United States (and, if an income tax treaty applies, are attributable to a U.S. permanent establishment maintained by the Non-U.S. stockholder), such amounts will be subject to U.S. federal income tax, on a net income basis, in the same manner, and at the graduated rates applicable to, a U.S. stockholder. For a corporate Non-U.S. stockholder, the after-tax amount of distributions (both actual and deemed) and gains realized upon the sale or redemption of our common stock that are effectively connected to the Non-U.S. stockholder’s conduct of a trade or business within the United States (and, if a treaty applies, are attributable to a U.S. permanent establishment), may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in shares of our common stock may not be appropriate for certain Non-U.S. stockholders.

Under the DRIP, our stockholders who have not “opted out” of our DRIP will have their cash distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions. If the distribution is a distribution of our investment company taxable income and is not properly reported by us as a short-term capital gains dividend or interest-related dividend (assuming an extension of the exemption discussed above), the amount distributed (to the extent of our current and accumulated earnings and profits) will be subject to U.S. federal withholding tax as described above and only the net after-tax amount will be reinvested in our common stock. If the distribution is effectively connected with the Non-U.S. stockholder’s conduct of a trade or business in the United States (and, if a treaty applies, is attributable to a U.S. permanent establishment), generally the full amount of the distribution will be reinvested in the plan and will nevertheless be subject to U.S. federal income tax at the ordinary income rates applicable to U.S. stockholders. The Non-U.S. stockholder will have an adjusted tax basis in the additional common stock purchased through the plan equal to the amount reinvested. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the Non-U.S. stockholder’s account.

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The tax consequences to Non-U.S. stockholders entitled to claim the benefits of an applicable tax treaty or that are individuals that are present in the U.S. for 183 days or more during a taxable year may be different from those described herein. Non-U.S. stockholders are urged to consult their tax advisers with respect to the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes.

Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

If we were unable to qualify for treatment as a RIC, any distributions by us would be treated as dividends to the extent of our current and accumulated earnings and profits. We would not be eligible to report any such dividends as interest-related dividends, short-term capital gain dividends, or capital gain dividends. As a result, any such dividend paid to a Non-U.S. stockholder that is not effectively connected with the Non-U.S. stockholder’s conduct of a trade or business within the United States (and, if an income tax treaty applies, attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States) would be subject to the 30% (or reduced applicable treaty rate) withholding tax discussed above regardless of the source of the income giving rise to such distribution. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the Non-U.S. stockholder’s adjusted tax basis, and any remaining distributions would be treated as a gain from the sale of the Non-U.S. stockholder’s shares subject to taxation as discussed above. For the consequences to the Company for failing to qualify as a RIC, see “Failure to Maintain our Qualification as a RIC” above.

Backup Withholding and Information Reporting

U.S. stockholders. Information returns are required to be filed with the IRS in connection with dividends on the common stock and proceeds received from a sale or other disposition of the common stock to a U.S. stockholder unless the U.S. stockholder is an exempt recipient. U.S. stockholders may also be subject to backup withholding on these payments in respect of the common stock unless such U.S. stockholder provides its taxpayer identification number and otherwise complies with applicable requirements of the backup withholding rules or provides proof of an applicable exemption.

Non-U.S. stockholders. The amount of taxable distributions that we pay to any Non-U.S. stockholder with respect to our common stock will be reported to the Non-U.S. stockholder and to the IRS annually on an IRS Form 1042-S, regardless of the amount of U.S. federal income tax withheld. Copies of these information returns may also be made available under the provisions of a specific income tax treaty or agreement with the tax authorities of the country in which the Non-U.S. stockholder resides. However, a Non-U.S. stockholder generally will not be subject to backup withholding and certain other information reporting with respect to payments that we make to the Non-U.S. stockholder, provided that we do not have actual knowledge or reason to know that such Non-U.S. stockholder is a “United States person” within the meaning of the Code, and the Non-U.S. stockholder complies with applicable certification and disclosure requirements and furnishes to us the requisite information.

Amounts withheld under the backup withholding rules are not additional taxes and may be refunded or credited against a U.S. stockholder’s or Non-U.S. stockholder’s U.S. federal income tax liability, if any, provided the required information is timely furnished to the IRS.

Foreign Account Tax Compliance Act

Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA,” generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions (“FFIs”) unless such FFIs either: (i) enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by certain specified U.S. persons (or held by foreign entities that have certain specified U.S. persons as substantial owners) or (ii) reside in a jurisdiction that has entered into an intergovernmental agreement (“IGA”) with the United States to collect and share such information and are in compliance with the terms of such IGA and any enabling legislation or regulations. The types of income subject to the tax include U.S. source interest and dividends. While the Code would also require withholding or payments of the gross proceeds from the sale of any property that could produce U.S. source interest or dividends, the U.S. Treasury department has indicated its intent to eliminate this requirement in subsequent proposed regulations, which state that taxpayers may rely on the proposed regulations until final regulations are issued. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a specified U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, FATCA also imposes a 30% withholding on certain payments to certain foreign entities that are not FFIs unless such foreign entities certify that they do not have a greater than 10% owner that is a specified U.S. person or provide the withholding agent with identifying information on each greater than 10% owner that is a specified U.S. person. Depending on the status of a Non-U.S. stockholder and the status of the intermediaries through which they hold their shares, Non-U.S. stockholders could be subject to this 30% withholding tax with respect to distributions on their shares. Under certain circumstances, a Non-U.S. stockholder might be eligible for refunds or credits of such taxes.

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DESCRIPTION OF OUR SECURITIES

This prospectus contains a summary of the common stock, preferred stock, subscription rights, warrants and debt securities that may be offered hereunder. These summaries are not meant to be a complete description of each security. However, this prospectus and the accompanying prospectus supplement will contain the material terms and conditions for each security.

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DESCRIPTION OF OUR CAPITAL STOCK

This prospectus contains a summary of our capital stock and is not meant to be a complete description. However, this prospectus and any accompanying prospectus supplement will contain the material terms and conditions for each security sold thereunder. The following description is based on relevant portions of the Maryland General Corporation Law (the “MGCL”) and on our charter and bylaws.

Stock

The authorized stock of Neostellar Capital as of July 29, 2026 consists of 100,000,000 shares of stock, par value $0.01 per share, all of which are initially designated as common stock. Our common stock is listed on the Nasdaq Global Select Market under the ticker symbol “NSLR.” As of July 29, 2026, there are no outstanding options or warrants to purchase our stock. As an externally managed BDC, we are subject to limitations under the 1940 Act, including Section 61 thereof, on the issuance of options, warrants and rights to our directors, officers and employees and on the use of equity-based compensation. In connection with the Externalization, on June 15, 2026 our Board of Directors approved the acceleration in full of the vesting of all restricted shares then outstanding and unvested under the Company’s Amended and Restated 2019 Equity Incentive Plan and Second Amended and Restated 2019 Equity Incentive Plan, effective as of June 15, 2026, and those shares vested on that date, subject to each holder’s entry into a lock-up agreement with the Company that replicates the holding periods of the vesting schedules that otherwise would have applied to such shares. No restricted shares remained outstanding under either plan as of June 30, 2026, and we will not grant equity-based awards following the Externalization.

Under the MGCL, our stockholders generally are not personally liable for our debts or obligations.

The following are our outstanding classes of equity securities as of June 30, 2026:

Title of Class	Amount Authorized	Amount Held by Us or for Our Account	Amount Outstanding
Common stock	100,000,000	—	26,473,222

Under our Articles of Amendment and Restatement (the “Charter”), our Board of Directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock without obtaining stockholder approval. As permitted by the MGCL, our Charter provides that the Board of Directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

Common Stock

All shares of our common stock have equal rights as to earnings, assets, voting, and dividends and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of assets legally available therefor. Shares of our common stock have no preemptive, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

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Preferred Stock

Our Charter authorizes our Board of Directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. The cost of any such reclassification would be borne by our existing common stockholders. Prior to issuance of shares of each class or series, the Board of Directors is required by the MGCL and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. Any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% (or 66 2/3%, if certain requirements are met) of our gross assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two full years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a BDC. We expect that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions. However, we do not currently have any plans to issue preferred stock.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

The MGCL permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by the MGCL, subject to the requirements of the 1940 Act.

Our charter authorizes us, to the maximum extent permitted by the MGCL and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by the MGCL and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The MGCL requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. The MGCL permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under the MGCL, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either case, a court orders indemnification, and then only for expenses. In addition, the MGCL permits a corporation to advance reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

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We have entered into indemnification agreements with our directors and executive officers. The indemnification agreements provide our directors and executive officers the maximum indemnification permitted under the MGCL and the 1940 Act.

Certain Provisions of the MGCL and Our Charter and Bylaws

The MGCL and our charter and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise, the material ones of which are discussed below. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. We expect the benefits of these provisions to outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors

Our Board of Directors is divided into three classes of directors serving staggered three-year terms. The current terms of the first, second and third classes will expire in 2028, 2029 and 2027, respectively, and in each case, those directors will serve until their successors are elected and qualify. Upon expiration of their terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors will be elected by the stockholders. A classified Board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified Board of Directors will help to ensure the continuity and stability of our management and policies.

Election of Directors

Our bylaws, as authorized by our charter, provide that a plurality of all the votes cast at a meeting of stockholders duly called and at which a quorum is present is required to elect a director. Pursuant to our charter our Board of Directors may amend the bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal

Our charter provides that the number of directors will be set only by the Board of Directors in accordance with our bylaws. Our bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than one nor more than nine. Our charter provides that, at such time as we have at least three independent directors and our common stock is registered under the Exchange Act, as amended, we elect to be subject to the provision of Subtitle 8 of Title 3 of the MGCL regarding the filling of vacancies on the Board of Directors. Accordingly, at such time, except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Our charter provides that a director may be removed only for cause, as defined in our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

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Action by Stockholders

Under the MGCL, stockholder action can be taken only at an annual or special meeting of stockholders or (unless the charter provides for stockholder action by less than unanimous written consent, which our charter does not) by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of our bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board of Directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board of Directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our Board of Directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meetings of Stockholders

Our bylaws provide that special meetings of stockholders may be called by our Board of Directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under the MGCL, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our charter also provides that the following matters require the approval of stockholders entitled to cast at least 80% of the votes entitled to be cast: (i) certain charter amendments; (ii) any proposal for our conversion, whether by merger or otherwise, from a closed-end company to an open-end company; (iii) any proposal for our liquidation or dissolution; or (iv) any proposal regarding a merger, consolidation, share exchange or sale or exchange of all or substantially all of our assets that the MGCL requires to be approved by our stockholders. However, if such amendment or proposal is approved by a majority of our continuing directors (in addition to approval by our Board of Directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our charter as (1) our current directors, (2) those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of our current directors then on our Board of Directors or (3) any successor directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of continuing directors or the successor continuing directors then in office.

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Our charter and bylaws provide that the Board of Directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.

No Appraisal Rights

Except with respect to appraisal rights arising in connection with the Control Share Act discussed below, as permitted by the MGCL, our charter provides that stockholders will not be entitled to exercise appraisal rights unless a majority of the Board of Directors shall determine such rights apply.

Control Share Acquisitions

The MGCL, pursuant to the Control Share Act, provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the increasing ranges of voting power listed in the Control Share Act. The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

Our bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the Control Share Act only if our Board of Directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Control Share Act does not conflict with the 1940 Act. The SEC staff has issued informal guidance setting forth its position that, if a closed-end investment company opts in to and triggers the Control Share Act, it would not violate Section 18(i) of the 1940 Act if the determination to do so by the board of directors of the closed-end investment company was taken with reasonable care on a basis consistent with other applicable duties and laws, including those to the fund and its shareholders generally.

Business Combinations

Under the MGCL, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

●	any person who beneficially owns 10% or more of the voting power of the corporation’s outstanding voting stock; or

●	an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

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A person is not an interested stockholder under this statute if the Board of Directors approved in advance the transaction by which the stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the Board of Directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the Board of Directors.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the Board of Directors of the corporation and approved by the affirmative vote of at least:

●	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

●	two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under the MGCL, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the Board of Directors before the time that the interested stockholder becomes an interested stockholder. Our Board of Directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Maryland Business Combination Act, provided that the business combination is first approved by the Board of Directors, including a majority of the directors who are not “interested persons” as defined in the 1940 Act. This resolution may be altered or repealed in whole or in part at any time; however, our Board of Directors will adopt resolutions so as to make us subject to the provisions of the Maryland Business Combination Act only if the Board of Directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Maryland Business Combination Act does not conflict with the 1940 Act. If this resolution is repealed, or the Board of Directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the MGCL, including the Control Share Act (if we amend our bylaws to be subject to such Act) and the Maryland Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

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DESCRIPTION OF OUR PREFERRED STOCK

In addition to shares of common stock, our charter authorizes the issuance of preferred stock. If we offer preferred stock under this prospectus, we will issue an appropriate prospectus supplement. We may issue preferred stock from time to time in one or more classes or series, without stockholder approval. Prior to issuance of shares of each class or series, our Board of Directors is required by the MGCL and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Any such issuance must adhere to the requirements of the 1940 Act, the MGCL and any other limitations imposed by law.

The 1940 Act currently requires, among other things, that (a) immediately after issuance and before any distribution is made with respect to common stock, the liquidation preference of the preferred stock, together with all other senior securities, must not exceed an amount equal to 50% (or 66 2/3% if certain requirements are met) of our total assets (taking into account such distribution), (b) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on the preferred stock are in arrears by two years or more and (c) such class of stock have complete priority over any other class of stock as to distribution of assets and payment of dividends, which dividends shall be cumulative.

For any series of preferred stock that we may issue, our Board of Directors will determine and the articles supplementary and the prospectus supplement relating to such series will describe:

●	the designation and number of shares of such series;

●	the rate and time at which, and the preferences and conditions under which, any dividends will be paid on shares of such series, as well as whether such dividends are participating or non-participating;

●	any provisions relating to convertibility or exchangeability of the shares of such series, including adjustments to the conversion price of such series;

●	the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;

●	the voting powers, if any, of the holders of shares of such series;

●	any provisions relating to the redemption of the shares of such series;

●	any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;

●	any conditions or restrictions on our ability to issue additional shares of such series or other securities;

●	if applicable, a discussion of certain U.S. federal income tax considerations; and

●	any other relative powers, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.

All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our Board of Directors, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which dividends, if any, thereon will be cumulative.

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DESCRIPTION OF OUR SUBSCRIPTION RIGHTS

General

We may issue subscription rights to our stockholders to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering. We will not offer transferable subscription rights to our stockholders at a price equivalent to less than the then current net asset value per share of common stock, excluding underwriting commissions, unless we first file a post-effective amendment that is declared effective by the SEC with respect to such issuance and the common stock to be purchased in connection with the rights represents no more than one-third of our outstanding common stock at the time such rights are issued (i.e., the right to purchase one new share for a minimum of every three rights held). Our common stockholders will indirectly bear the expenses of such subscription rights offerings, regardless of whether our common stockholders exercise any subscription rights.

The applicable prospectus supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:

●	the period of time the offering would remain open (which shall be open a minimum number of days such that all record holders would be eligible to participate in the offering and shall not be open longer than 120 days);

●	the title of such subscription rights;

●	the exercise price for such subscription rights (or method of calculation thereof);

●	the ratio of the offering (which, in the case of transferable rights, will require a minimum of three shares to be held of record before a person is entitled to purchase an additional share);

●	the number of such subscription rights issued to each stockholder;

●	the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;

●	if applicable, a discussion of certain U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;

●	the date on which the right to exercise such subscription rights shall commence, and the date on which such right shall expire (subject to any extension);

●	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;

●	any termination right we may have in connection with such subscription rights offering; and

●	any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.

Exercise of Subscription Rights

Each subscription right would entitle the holder of the subscription right to purchase for cash such amount of shares of common stock at such exercise price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void.

Subscription rights may be exercised as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we will forward, as soon as practicable, the shares of common stock purchasable upon such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.

Dilutive Effects

Any stockholder who chooses not to participate in a rights offering should expect to own a smaller interest in us upon completion of such rights offering. Any rights offering will dilute the ownership interest and voting power of stockholders who do not fully exercise their subscription rights. Further, because the net proceeds per share from any rights offering may be lower than our then current net asset value per share, the rights offering may reduce our net asset value per share. The amount of dilution that a stockholder will experience could be substantial, particularly to the extent we engage in multiple rights offerings within a limited time period. In addition, the market price of our common stock could be adversely affected while a rights offering is ongoing as a result of the possibility that a significant number of additional shares may be issued upon completion of such rights offering. All of our stockholders will also indirectly bear the expenses associated with any rights offering we may conduct, regardless of whether they elect to exercise any rights.

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DESCRIPTION OF OUR DEBT SECURITIES

We may issue debt securities in one or more series. The specific terms of each series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series.

As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an “indenture.” An indenture is a contract between us and the financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “— Events of Default — Remedies if an Event of Default Occurs.” Second, the trustee performs certain administrative duties for us with respect to our debt securities.

This section includes a description of the material provisions of the indenture. Because this section is a summary, however, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. A copy of the form of indenture is attached as an exhibit to the registration statement of which this prospectus is a part. We will file a supplemental indenture with the SEC in connection with any debt offering, at which time the supplemental indenture would be publicly available. See “Available Information” in this prospectus for information on how to obtain a copy of the indenture.

The prospectus supplement, which will accompany this prospectus, will describe the particular series of debt securities being offered by including:

●	the designation or title of the series of debt securities;

●	the total principal amount of the series of debt securities;

●	the percentage of the principal amount at which the series of debt securities will be offered;

●	the date or dates on which principal will be payable;

●	the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;

●	the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;

●	whether any interest may be paid by issuing additional securities of the same series in lieu of cash (and the terms upon which any such interest may be paid by issuing additional securities);

●	the terms for redemption, extension or early repayment, if any;

●	the currencies in which the series of debt securities are issued and payable;

●	whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;

●	the place or places, if any, other than or in addition to the Borough of Manhattan in the City of New York, of payment, transfer, conversion and/or exchange of the debt securities;

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●	the denominations in which the offered debt securities will be issued (if other than $1,000 and any integral multiple thereof);

●	the provision for any sinking fund;

●	any restrictive covenants;

●	any Events of Default (as defined in “Events of Default” below);

●	whether the series of debt securities are issuable in certificated form;

●	any provisions for defeasance or covenant defeasance;

●	any special U.S. federal income tax implications, including, if applicable, U.S. federal income tax considerations relating to original issue discount;

●	whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);

●	any provisions for convertibility or exchangeability of the debt securities into or for any other securities;

●	whether the debt securities are subject to subordination and the terms of such subordination;

●	whether the debt securities are secured and the terms of any security interest;

●	the listing, if any, on a securities exchange; and

●	any other terms.

The debt securities may be secured or unsecured obligations. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

We are permitted, under specified conditions, to issue multiple classes of indebtedness if our asset coverage, as defined in the 1940 Act, is at least equal to 200% (or 150% if certain requirements are met) immediately after each such issuance after giving effect to any exemptive relief granted to us by the SEC. In addition, while any indebtedness and senior securities remain outstanding, we must make provisions to prohibit the distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. For a discussion of the risks associated with leverage, see “Risk Factors — Risks Related to Our Business and Structure — Regulations governing our operation as a business development company affect our ability to, and the way in which we, raise additional capital, which may expose us to risks, including the typical risks associated with leverage” in our most recent Annual Report on Form 10-K.

General

The indenture provides that any debt securities proposed to be sold under this prospectus and the accompanying prospectus supplement (“offered debt securities”) and any debt securities issuable upon the exercise of warrants or upon conversion or exchange of other offered securities (“underlying debt securities”) may be issued under the indenture in one or more series.

For purposes of this prospectus, any reference to the payment of principal of, or premium or interest, if any, on, debt securities will include additional amounts if required by the terms of the debt securities.

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The indenture does not limit the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities.” The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “— Resignation of Trustee” below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.

The indenture does not contain any provisions that give you protection in the event we issue a large amount of debt or we are acquired by another entity.

We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants that are described below, including any addition of a covenant or other provision providing event risk protection or similar protection.

We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

Conversion and Exchange

If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.

Issuance of Securities in Registered Form

We may issue the debt securities in registered form, in which case we may issue them either in book-entry form only or in “certificated” form. Debt securities issued in book-entry form will be represented by global securities. We expect that we will usually issue debt securities in book-entry only form represented by global securities.

Book-Entry Holders

We will issue registered debt securities in book-entry form only, unless we specify otherwise in the applicable prospectus supplement. This means debt securities will be represented by one or more global securities registered in the name of a depositary that will hold them on behalf of financial institutions that participate in the depositary’s book-entry system. These participating institutions, in turn, hold beneficial interests in the debt securities held by the depositary or its nominee. These institutions may hold these interests on behalf of themselves or customers.

Under the indenture, only the person in whose name a debt security is registered is recognized as the holder of that debt security. Consequently, for debt securities issued in book-entry form, we will recognize only the depositary as the holder of the debt securities and we will make all payments on the debt securities to the depositary. The depositary will then pass along the payments it receives to its participants, which in turn will pass the payments along to their customers who are the beneficial owners. The depositary and its participants do so under agreements they have made with one another or with their customers; they are not obligated to do so under the terms of the debt securities.

As a result, investors will not own debt securities directly. Instead, they will own beneficial interests in a global security, through a bank, broker or other financial institution that participates in the depositary’s book-entry system or holds an interest through a participant. As long as the debt securities are represented by one or more global securities, investors will be indirect holders, and not holders, of the debt securities.

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Street Name Holders

In the future, we may issue debt securities in certificated form or terminate a global security. In these cases, investors may choose to hold their debt securities in their own names or in “street name.” Debt securities held in street name are registered in the name of a bank, broker or other financial institution chosen by the investor, and the investor would hold a beneficial interest in those debt securities through the account he or she maintains at that institution.

For debt securities held in street name, we will recognize only the intermediary banks, brokers and other financial institutions in whose names the debt securities are registered as the holders of those debt securities, and we will make all payments on those debt securities to them. These institutions will pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally required to do so. Investors who hold debt securities in street name will be indirect holders, and not holders, of the debt securities.

Legal Holders

Our obligations, as well as the obligations of the applicable trustee and those of any third parties employed by us or the applicable trustee, run only to the legal holders of the debt securities. We do not have obligations to investors who hold beneficial interests in global securities, in street name or by any other indirect means. This will be the case whether an investor chooses to be an indirect holder of a debt security or has no choice because we are issuing the debt securities only in book-entry form.

For example, once we make a payment or give a notice to the holder, we have no further responsibility for the payment or notice even if that holder is required, under agreements with depositary participants or customers or by law, to pass it along to the indirect holders but does not do so. Similarly, if we want to obtain the approval of the holders for any purpose (for example, to amend an indenture or to relieve us of the consequences of a default or of our obligation to comply with a particular provision of an indenture), we would seek the approval only from the holders, and not the indirect holders, of the debt securities. Whether and how the holders contact the indirect holders is up to the holders.

When we refer to you in this Description of Debt Securities, we mean those who invest in the debt securities being offered by this prospectus, whether they are the holders or only indirect holders of those debt securities. When we refer to your debt securities, we mean the debt securities in which you hold a direct or indirect interest.

Special Considerations for Indirect Holders

If you hold debt securities through a bank, broker or other financial institution, either in book-entry form or in street name, we urge you to check with that institution to find out:

●	how it handles securities payments and notices;

●	whether it imposes fees or charges;

●	how it would handle a request for the holders’ consent, if ever required;

●	whether and how you can instruct it to send you debt securities registered in your own name so you can be a holder, if that is permitted in the future for a particular series of debt securities;

●	how it would exercise rights under the debt securities if there were a default or other event triggering the need for holders to act to protect their interests; and

●	if the debt securities are in book-entry form, how the depositary’s rules and procedures will affect these matters.

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Global Securities

As noted above, we usually will issue debt securities as registered securities in book-entry form only. A global security represents one or any other number of individual debt securities. Generally, all debt securities represented by the same global securities will have the same terms.

Each debt security issued in book-entry form will be represented by a global security that we deposit with and register in the name of a financial institution or its nominee that we select. The financial institution that we select for this purpose is called the depositary. Unless we specify otherwise in the applicable prospectus supplement, The Depository Trust Company, New York, New York, known as DTC, will be the depositary for all debt securities issued in book-entry form.

A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. We describe those situations below under “— Termination of a Global Security.” As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all debt securities represented by a global security, and investors will be permitted to own only beneficial interests in a global security. Beneficial interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the depositary or with another institution that has an account with the depositary. Thus, an investor whose security is represented by a global security will not be a holder of the debt security, but only an indirect holder of a beneficial interest in the global security.

Special Considerations for Global Securities

As an indirect holder, an investor’s rights relating to a global security will be governed by the account rules of the investor’s financial institution and of the depositary, as well as general laws relating to securities transfers. The depositary that holds the global security will be considered the holder of the debt securities represented by the global security.

If debt securities are issued only in the form of a global security, an investor should be aware of the following:

●	an investor cannot cause the debt securities to be registered in his or her name and cannot obtain certificates for his or her interest in the debt securities, except in the special situations we describe below;

●	an investor will be an indirect holder and must look to his or her own bank or broker for payments on the debt securities and protection of his or her legal rights relating to the debt securities, as we describe under “— Issuance of Securities in Registered Form” above;

●	an investor may not be able to sell interests in the debt securities to some insurance companies and other institutions that are required by law to own their securities in non-book-entry form;

●	an investor may not be able to pledge his or her interest in a global security in circumstances where certificates representing the debt securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective;

●	the depositary’s policies, which may change from time to time, will govern payments, transfers, exchanges and other matters relating to an investor’s interest in a global security. We and the trustee have no responsibility for any aspect of the depositary’s actions or for its records of ownership interests in a global security. We and the trustee also do not supervise the depositary in any way;

●	if we redeem less than all the debt securities of a particular series being redeemed, DTC’s practice is to determine by lot the amount to be redeemed from each of its participants holding that series;

●	an investor is required to give notice of exercise of any option to elect repayment of its debt securities, through its participant, to the applicable trustee and to deliver the related debt securities by causing its participant to transfer its interest in those debt securities, on DTC’s records, to the applicable trustee;

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●	DTC requires that those who purchase and sell interests in a global security deposited in its book-entry system use immediately available funds; your broker or bank may also require you to use immediately available funds when purchasing or selling interests in a global security; and

●	financial institutions that participate in the depositary’s book-entry system, and through which an investor holds its interest in a global security, may also have their own policies affecting payments, notices and other matters relating to the debt securities; there may be more than one financial intermediary in the chain of ownership for an investor, we do not monitor and are not responsible for the actions of any of those intermediaries.

Termination of a Global Security

If a global security is terminated for any reason, interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated debt securities directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders. We have described the rights of legal holders and street name investors under “— Issuance of Securities in Registered Form” above.

The prospectus supplement may list situations for terminating a global security that would apply only to the particular series of debt securities covered by the prospectus supplement. If a global security is terminated, only the depositary, and not we or the applicable trustee, is responsible for deciding the investors in whose names the debt securities represented by the global security will be registered and, therefore, who will be the holders of those debt securities.

Payment and Paying Agents

We will pay interest to the person listed in the applicable trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the “record date.” Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”

Payments on Global Securities

We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants, as described under “— Special Considerations for Global Securities.”

Payments on Certificated Securities

We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date to the holder of debt securities as shown on the trustee’s records as of the close of business on the regular record date at our office and/or at other offices that may be specified in the prospectus supplement. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.

Alternatively, at our option, we may pay any cash interest that becomes due on the debt security by mailing a check to the holder at his, her or its address shown on the trustee’s records as of the close of business on the regular record date or by transfer to an account at a bank in the United States, in either case, on the due date.

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Payment When Offices Are Closed

If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.

Events of Default

You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.

The term “Event of Default” in respect of the debt securities of your series means any of the following:

●	we do not pay the principal of, or any premium on, a debt security of the series within five days of its due date;

●	we do not pay interest on a debt security of the series within 30 days of its due date;

●	we do not deposit any sinking fund payment in respect of debt securities of the series within five days of its due date;

●	we remain in breach of a covenant in respect of debt securities of the series for 60 days after we receive a written notice of default stating we are in breach (the notice must be sent by either the trustee or holders of at least 25% of the principal amount of the outstanding debt securities of the series);

●	we file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and remain undischarged or unstayed for a period of 90 days;

●	the series of debt securities has an asset coverage, as such term is defined in the 1940 Act, of less than 100 per centum on the last business day of each of twenty-four consecutive calendar months, giving effect to any exemptive relief granted to the Company by the SEC; or

●	any other Event of Default in respect of debt securities of the series described in the prospectus supplement occurs.

An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium, interest, or sinking or purchase fund installment, if it in good faith considers the withholding of notice to be in the interest of the holders.

Remedies if an Event of Default Occurs

If an Event of Default has occurred and is continuing, the trustee or the holders of not less than 25% in principal amount of the outstanding debt securities of the affected series may (and the trustee shall at the request of such holders) declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. A declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the outstanding debt securities of the affected series if (1) we have deposited with the trustee all amounts due and owing with respect to the securities (other than principal that has become due solely by reason of such acceleration) and certain other amounts, and (2) any other Events of Default have been cured or waived.

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Except in cases of default, where the trustee has some special duties, the trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability (called an “indemnity”). If reasonable indemnity is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

●	you must give the trustee written notice that an Event of Default with respect to the relevant series of debt securities has occurred and remains uncured;

●	the holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer reasonable indemnity, security or both to the trustee against the costs, expenses and other liabilities of taking that action;

●	the trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity and/or security; and

●	the holders of a majority in principal amount of the outstanding debt securities of that series must not have given the trustee a direction inconsistent with the above notice during that 60-day period.

However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities, or else specifying any default.

Waiver of Default

Holders of a majority in principal amount of the outstanding debt securities of the affected series may waive any past defaults other than:

●	the payment of principal, any premium or interest; or

●	in respect of a covenant that cannot be modified or amended without the consent of each holder.

Merger or Consolidation

Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, we may not take any of these actions unless all the following conditions are met:

●	where we merge out of existence or sell substantially all our assets, the resulting entity or transferee must agree to be legally responsible for our obligations under the debt securities;

●	the merger or sale of assets must not cause a default on the debt securities and we must not already be in default (unless the merger or sale would cure the default). For purposes of this no-default test, a default would include an Event of Default that has occurred and has not been cured, as described under “Events of Default” above. A default for this purpose would also include any event that would be an Event of Default if the requirements for giving us a notice of default or our default having to exist for a specific period of time were disregarded;

●	we must deliver certain certificates and documents to the trustee; and

●	we must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.

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Modification or Waiver

There are three types of changes we can make to the indenture and the debt securities issued thereunder.

Changes Requiring Your Approval

First, there are changes that we cannot make to your debt securities without your specific approval. The following is a list of those types of changes:

●	change the stated maturity of the principal of or interest on a debt security or the terms of any sinking fund with respect to any security;

●	reduce any amounts due on a debt security;

●	reduce the amount of principal payable upon acceleration of the maturity of an original issue discount or indexed security following a default or upon the redemption thereof or the amount thereof provable in a bankruptcy proceeding;

●	adversely affect any right of repayment at the holder’s option;

●	change the place or currency of payment on a debt security (except as otherwise described in the prospectus or prospectus supplement);

●	impair your right to sue for payment;

●	adversely affect any right to convert or exchange a debt security in accordance with its terms;

●	modify the subordination provisions in the indenture in a manner that is adverse to outstanding holders of the debt securities;

●	reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;

●	reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;

●	modify any other aspect of the provisions of the indenture dealing with supplemental indentures with the consent of holders, waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and

●	change any obligation we have to pay additional amounts.

Changes Not Requiring Approval

The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications, establishment of the form or terms of new securities of any series as permitted by the indenture and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.

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Changes Requiring Majority Approval

Any other change to the indenture and the debt securities would require the following approval:

●	if the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series; and

●	if the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

In each case, the required approval must be given by written consent.

The holders of a majority in principal amount of a series of debt securities issued under the indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants applicable to that series of debt securities. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “— Changes Requiring Your Approval.”

Further Details Concerning Voting

When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

●	for original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default;

●	for debt securities whose principal amount is not known (for example, because it is based on an index), we will use the principal face amount at original issuance or a special rule for that debt security described in the prospectus supplement; and

●	for debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.

Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption or if we, any other obligor, or any affiliate of us or any obligor own such debt securities. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “— Defeasance — Full Defeasance.”

We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. However, the record date may not be more than 30 days before the date of the first solicitation of holders to vote on or take such action. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.

Defeasance

The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.

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Covenant Defeasance

Under current U.S. federal tax law and the indenture, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance.” In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If we achieved covenant defeasance and your debt securities were subordinated as described under “— Indenture Provisions — Subordination” below, such subordination would not prevent the trustee under the indenture from applying the funds available to it from the deposit described in the first bullet below to the payment of amounts due in respect of such debt securities for the benefit of the subordinated debt holders. In order to achieve covenant defeasance, we must do the following:

●	we must deposit in trust for the benefit of all holders of a series of debt securities a combination of cash (in such currency in which such securities are then specified as payable at stated maturity) or government obligations applicable to such securities (determined on the basis of the currency in which such securities are then specified as payable at stated maturity) that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates and any mandatory sinking fund payments or analogous payments;

●	we must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit;

●	we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with;

●	defeasance must not result in a breach or violation of, or result in a default under, the indenture or any of our other material agreements or instruments;

●	no default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days; and

●	satisfy the conditions for covenant defeasance contained in any supplemental indentures.

If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. For example, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be such a shortfall. However, there is no assurance that we would have sufficient funds to make payment of the shortfall.

Full Defeasance

If there is a change in U.S. federal tax law or we obtain an IRS ruling, as described in the second bullet below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:

●	we must deposit in trust for the benefit of all holders of a series of debt securities a combination of cash (in such currency in which such securities are then specified as payable at stated maturity) or government obligations applicable to such securities (determined on the basis of the currency in which such securities are then specified as payable at stated maturity) that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates and any mandatory sinking fund payments or analogous payments.

●	we must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit. Under current U.S. federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit.

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●	we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with.

●	defeasance must not result in a breach or violation of, or constitute a default under, the indenture or any of our other material agreements or instruments.

●	no default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days.

●	satisfy the conditions for full defeasance contained in any supplemental indentures.

If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent. If your debt securities were subordinated as described later under “— Indenture Provisions — Subordination”, such subordination would not prevent the trustee under the indenture from applying the funds available to it from the deposit referred to in the first bullet of the preceding paragraph to the payment of amounts due in respect of such debt securities for the benefit of the subordinated debt holders.

Form, Exchange and Transfer of Certificated Registered Securities

If registered debt securities cease to be issued in book-entry form, they will be issued:

●	only in fully registered certificated form;

●	without interest coupons; and

●	unless we indicate otherwise in the prospectus supplement, in denominations of $1,000 and amounts that are multiples of $1,000.

Holders may exchange their certificated securities for debt securities of smaller denominations or have them combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed and as long as the denomination is greater than the minimum denomination for such securities.

Holders may exchange or transfer their certificated securities at the office of the trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.

Holders will not be required to pay a service charge to transfer or exchange their certificated securities, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership.

If we have designated additional transfer agents for your debt security, they will be named in the prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.

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If a registered debt security is issued in book-entry form, only the depositary will be entitled to transfer and exchange the debt security as described in this subsection, since it will be the sole holder of the debt security.

Resignation of Trustee

Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series and has accepted such appointment. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Indenture Provisions — Subordination

Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Senior Indebtedness (as defined below), but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Senior Indebtedness has been made or duly provided for in money or money’s worth.

In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities, upon our dissolution, winding up, liquidation or reorganization before all Senior Indebtedness is paid in full, the payment or distribution received by the trustee in respect of such subordinated debt securities or by the holders of any such subordinated debt securities must be paid over to the holders of the Senior Indebtedness or on their behalf for application to the payment of all the Senior Indebtedness remaining unpaid until all the Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Senior Indebtedness to the extent of payments made to the holders of the Senior Indebtedness out of the distributive share of such subordinated debt securities.

By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities or the holders of any indenture securities that are not Senior Indebtedness. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.

Senior Indebtedness is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

●	our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed, that we have designated as “Senior Indebtedness” for purposes of the indenture and in accordance with the terms of the indenture (including any indenture securities designated as Senior Indebtedness), and

●	renewals, extensions, modifications and refinancings of any of this indebtedness.

If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our Senior Indebtedness and of our other Indebtedness outstanding as of a recent date.

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Secured Indebtedness and Ranking

Certain of our indebtedness, including certain series of indenture securities, may be secured. The prospectus supplement for each series of indenture securities will describe the terms of any security interest for such series and will indicate the approximate amount of our secured indebtedness as of a recent date. Any unsecured indenture securities will effectively rank junior to any secured indebtedness, including any secured indenture securities, that we incur in the future to the extent of the value of the assets securing such future secured indebtedness. The debt securities, whether secured or unsecured, of the Company will rank structurally junior to all existing and future indebtedness (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities.

In the event of our bankruptcy, liquidation, reorganization or other winding up, any of our assets that secure secured debt will be available to pay obligations on unsecured debt securities only after all indebtedness under such secured debt has been repaid in full from such assets. We advise you that there may not be sufficient assets remaining to pay amounts due on any or all unsecured debt securities then outstanding after fulfillment of this obligation. As a result, the holders of unsecured indenture securities may recover less, ratably, than holders of any of our secured indebtedness.

The Trustee under the Indenture

U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association) will serve as the trustee under the indenture.

Certain Considerations Relating to Foreign Currencies

Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

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DESCRIPTION OF OUR WARRANTS

The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.

We may issue warrants to purchase shares of our common stock, preferred stock or debt securities. Such warrants may be issued independently or together with shares of common stock, preferred stock or debt securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

●	the title of such warrants;

●	the aggregate number of such warrants;

●	the price or prices at which such warrants will be issued;

●	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

●	if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security or each principal amount of such security;

●	in the case of warrants to purchase debt securities, the principal amount of debt securities purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which this principal amount of debt securities may be purchased upon such exercise;

●	in the case of warrants to purchase common stock or preferred stock, the number of shares of common stock or preferred stock purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which these shares may be purchased upon such exercise;

●	the date on which the right to exercise such warrants shall commence and the date on which such right will expire;

●	whether such warrants will be issued in registered form or bearer form;

●	if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;

●	if applicable, the date on and after which such warrants and the related securities will be separately transferable;

●	information with respect to book-entry procedures, if any;

●	the terms of the securities issuable upon exercise of the warrants;

●	if applicable, a discussion of certain U.S. federal income tax considerations; and

●	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

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Each warrant will entitle the holder to purchase for cash such common stock or preferred stock at the exercise price or such principal amount of debt securities as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the warrants offered thereby. Warrants may be exercised as set forth in the prospectus supplement beginning on the date specified therein and continuing until the close of business on the expiration date set forth in the prospectus supplement. After the close of business on the expiration date, unexercised warrants will become void.

Upon receipt of payment and a warrant certificate properly completed and duly executed at the corporate trust office of the warrant agent or any other office indicated in the prospectus supplement, we will, as soon as practicable, forward the securities purchasable upon such exercise. If less than all of the warrants represented by such warrant certificate are exercised, a new warrant certificate will be issued for the remaining warrants. If we so indicate in the applicable prospectus supplement, holders of the warrants may surrender securities as all or part of the exercise price for warrants.

Prior to exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including, in the case of warrants to purchase debt securities, the right to receive principal, premium, if any, or interest payments, on the debt securities purchasable upon exercise or to enforce covenants in the applicable indenture or, in the case of warrants to purchase common stock or preferred stock, the right to receive dividends or other distributions, if any, or payments upon our liquidation, dissolution or winding up or to exercise any voting rights.

Under the 1940 Act, we may generally only offer warrants provided that (1) the warrants expire by their terms within ten years; (2) the exercise or conversion price is not less than the current market value at the date of issuance; (3) our stockholders authorize the issuance of such warrants, and our Board of Directors approves such issuance on the basis that the issuance is in the best interests of the Company and its stockholders; and (4) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants at the time of issuance may not exceed 25% of our outstanding voting securities. As of the date of this prospectus, our stockholders have not authorized any issuance of warrants beyond those that would otherwise be permitted without stockholder approval under the 1940 Act.

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PLAN OF DISTRIBUTION

We may offer, from time to time, in more than one offering, up to $500,000,000 of common stock, preferred stock, subscription rights to purchase shares of common stock, warrants and debt securities, in one or more underwritten public offerings, at-the-market offerings to or through a market maker or into an existing trading market for our securities, on an exchange or otherwise, negotiated transactions, block trades, best efforts or a combination of these methods. The holders of our common stock will indirectly bear any fees and expenses in connection with any such offering.

We may sell our securities through underwriters or dealers, directly to one or more purchasers, through agents or through a combination of any such methods of sale. In the case of a rights offering, the applicable prospectus supplement will set forth the number of shares of our common stock issuable upon the exercise of each right and the other terms of such rights offering. Any underwriter or agent involved in the offer and sale of our securities will be named in the applicable prospectus supplement. A prospectus supplement or supplements will also describe the terms of the offering of our securities, including: the purchase price and the proceeds we will receive from the sale; any over-allotment options under which underwriters may purchase additional securities from us; any agency fees or underwriting discounts and other items constituting agents’ or underwriters’ compensation; the public offering price; any discounts or concessions allowed or re-allowed or paid to dealers; and any securities exchange or market on which our securities may be listed. Only underwriters or agents named in the prospectus supplement will be underwriters or agents of securities offered by the prospectus supplement.

The distribution of the securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of our common stock, less any underwriting commissions or discounts, must equal or exceed the net asset value per share of our common stock at the time of the offering except (i) in connection with a rights offering to our existing stockholders, (ii) with the prior approval of the majority of our common stockholders, or (iii) under such other circumstances as the SEC may permit. Any offering of securities by us that requires the consent of the majority of our common stockholders must occur, if at all, within one year after receiving such consent. The price at which our securities may be distributed may represent a discount from prevailing market prices. As an investor in our securities, you will indirectly bear the expenses incurred in connection with all of the distribution activities described herein.

In connection with the sale of our securities, underwriters or agents may receive compensation from us or from purchasers of our securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell our securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of our securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of our securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement. The maximum aggregate commission or discount to be received by any member of FINRA or independent broker-dealer will not be greater than 10% of the gross proceeds of the sale of our securities offered pursuant to this prospectus and any applicable prospectus supplement. We may also reimburse the underwriter or agent for certain fees and legal expenses incurred by it.

Any underwriter may engage in over-allotment, stabilizing transactions, short-covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. Over-allotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum price. Syndicate-covering or other short-covering transactions involve purchases of our securities, either through exercise of the option to purchase additional shares from us or in the open market after the distribution is completed, to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when our securities originally sold by the dealer are purchased in a stabilizing or covering transaction to cover short positions. Those activities may cause the price of our securities to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time.

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Any underwriters that are qualified market makers on the Nasdaq Global Select Market may engage in passive market making transactions in our common stock on the Nasdaq Global Select Market in accordance with Regulation M under the Exchange Act, during the business day prior to the pricing of the offering, before the commencement of offers or sales of our common stock. Passive market makers must comply with applicable volume and price limitations and must be identified as passive market makers. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker’s bid, however, the passive market maker’s bid must then be lowered when certain purchase limits are exceeded. Passive market making may stabilize the market price of our common stock at a level above that which might otherwise prevail in the open market and, if commenced, may be discontinued at any time.

We may sell our securities directly or through agents we designate from time to time. We will name any agent involved in the offering and sale of our securities and we will describe any commissions we will pay the agent in the prospectus supplement. Unless the prospectus supplement states otherwise, our agent will act on a best-efforts basis for the period of its appointment.

Unless otherwise specified in the applicable prospectus supplement, each class or series of securities will be a new issue with no trading market, other than our common stock, which trades on the Nasdaq Global Select Market under the ticker symbol “NSLR,” and the 6.00% Notes due 2026, which trade on the Nasdaq Global Select Market under the ticker symbol “NSLRL.” We also have outstanding a 6.50% redeemable promissory note due 2029 issued pursuant to the Securities Purchase Agreement described under “Management and Other Agreements — Magnetar Investment,” which is not listed on any securities exchange. We may elect to list any other class or series of securities on any exchanges, but we are not obligated to do so. We cannot guarantee the liquidity of the trading markets for any securities.

Under agreements that we may enter into, underwriters, dealers and agents who participate in the distribution of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act, or contribution with respect to payments that the agents or underwriters may make with respect to these liabilities. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

We may enter into derivative transactions with third parties or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement.

In order to comply with the securities laws of certain states, if applicable, our securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

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CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

Our investments are held under a custody agreement with Western Alliance Trust Company, National Association. The address of the custodian is One East Washington Street, Suite 1400, Phoenix, Arizona 85004. Equiniti Trust Company, LLC acts as our transfer agent, distribution paying agent and registrar. The principal business address of our transfer agent is 48 Wall Street, 23rd Floor, New York, NY 10005, and its telephone number is (800) 937-5449.

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BROKERAGE ALLOCATION AND OTHER PRACTICES

Though we generally acquire and dispose of our investments in privately negotiated transactions, including in connection with private secondary market transactions, we also use brokers in the normal course of our business. We paid $22,891, $114,911 and $102,334 in brokerage commissions for the fiscal years ended December 31, 2025, 2024 and 2023, respectively, for an aggregate sum of $240,136. Subject to policies established by our Board of Directors, the Adviser is primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. We do not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While we will generally seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, we may select a broker based partly upon brokerage or research services provided to us. In return for such services, we may pay a higher commission than other brokers would charge if we determine in good faith that such commission is reasonable in relation to the services provided.

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LEGAL MATTERS

Certain legal matters in connection with the securities offered hereby will be passed upon for us by Eversheds Sutherland (US) LLP, Washington, D.C. Certain legal matters in connection with any offering pursuant to this prospectus will be passed upon for the underwriters, if any, by counsel named in the applicable prospectus supplement.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of Neostellar Capital Corp. (formerly known as SuRo Capital Corp.) and its subsidiaries incorporated by reference in this prospectus and elsewhere in the registration statement have been so incorporated in reliance upon the reports of CBIZ CPAs P.C. (with respect to the fiscal year ended December 31, 2025) and Marcum LLP, the Company’s former independent registered public accounting firm (with respect to the fiscal year ended December 31, 2024), in each case independent registered public accountants, given on the authority of said firms as experts in auditing and accounting. CBIZ CPAs P.C. acquired the attest business of Marcum LLP effective November 1, 2024.

The senior securities table as of December 31, 2025 of Neostellar Capital Corp. and its subsidiaries attached as an exhibit to our most recent Annual Report on Form 10-K and incorporated by reference herein has been so incorporated in reliance upon the report of CBIZ CPAs P.C., independent registered public accountants. The senior securities table as of December 31, 2024, 2023, 2022 and 2021, attached as an exhibit to our most recent Annual Report on Form 10-K and incorporated by reference herein, has been so incorporated in reliance upon the report of Marcum LLP, the Company’s former independent registered public accounting firm, as stated in its report incorporated by reference herein.

CBIZ CPAs P.C.’s principal business address is 730 Third Avenue, 11th Floor, New York, NY 10017. The office of CBIZ CPAs P.C. that issued the report incorporated by reference herein is located in Boston, Massachusetts. Marcum LLP’s principal business address was 730 Third Avenue, 11th Floor, New York, NY 10017.

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INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

This prospectus is part of a registration statement that we have filed with the SEC. Pursuant to the Small Business Credit Availability Act, we are allowed to “incorporate by reference” the information that we file with the SEC, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to comprise a part of this prospectus from the date we file that document. Any reports filed by us with the SEC subsequent to the date of this prospectus and before the date that any offering of any securities by means of this prospectus and any accompanying prospectus supplement is terminated will automatically update and, where applicable, supersede any information contained in this prospectus or incorporated by reference in this prospectus.

We incorporate by reference into this prospectus our filings listed below and any future filings that we may file with the SEC under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, subsequent to the date of this prospectus until all of the securities offered by this prospectus and any accompanying prospectus supplement have been sold or we otherwise terminate the offering of these securities; provided, however, that information “furnished” under Item 2.02 or Item 7.01 of Form 8-K or other information “furnished” to the SEC which is not deemed filed is not incorporated by reference in this prospectus and any accompanying prospectus supplement. Information that we file with the SEC subsequent to the date of this prospectus will automatically update and may supersede information in this prospectus, any accompanying prospectus supplement and information previously filed with the SEC.

This prospectus and any accompanying prospectus supplement incorporate by reference the documents set forth below that have previously been filed with the SEC:

●	Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on March 11, 2026;
●	Quarterly Report on Form 10-Q for the quarter ended March 31, 2026, filed with the SEC on May 6, 2026;
●	Current Reports on Form 8-K (other than information furnished rather than filed in accordance with SEC rules) filed since the filing of our most recent Annual Report on Form 10-K, including on April 7, 2026, May 5, 2026, June 12, 2026, June 26, 2026, July 8, 2026, and July 21, 2026;
●	Our definitive proxy statement on Schedule 14A for the 2026 Annual Meeting of Stockholders, filed with the SEC on April 29, 2026 (to the extent incorporated by reference into Part III of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025), and our definitive proxy statement on Schedule 14A for the Special Meeting of Stockholders, filed with the SEC on April 29, 2026 (to the extent relating to the Externalization, the approval of the Investment Advisory Agreement, Section 15(c) considerations and related conflicts); and
●	The description of our common stock contained in Exhibit 4.5 of our Annual Report on Form 10-K for the year ended December 31, 2025, which updated the description thereof in our Registration Statement on Form 8-A (File No. 001-35156), as filed with the SEC on April 27, 2011, including any amendment or report filed for the purpose of updating such description prior to the termination of the offering of the common stock registered hereby.

To obtain copies of these filings, see “Available Information” in this prospectus, or you may request a copy of these filings (other than exhibits, unless the exhibits are specifically incorporated by reference into these documents) at no cost by writing or calling the following address and telephone number:

Neostellar Capital Corp.

640 Fifth Avenue, 12th Floor

New York, NY 10019

(212) 931-6331

You should rely only on the information incorporated by reference or provided in this prospectus or any prospectus supplement. We have not authorized anyone to provide you with different or additional information, and you should not rely on such information if you receive it. We are not making an offer of or soliciting an offer to buy any securities in any state or other jurisdiction where such offer or sale is not permitted. You should not assume that the information in this prospectus or in the documents incorporated by reference is accurate as of any date other than the date on the front of this prospectus or those documents.

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AVAILABLE INFORMATION

This prospectus is part of a registration statement on Form N-2 we filed with the SEC under the Securities Act. This prospectus does not contain all of the information set forth in the registration statement, some of which is contained in exhibits to the registration statement as permitted by the rules and regulations of the SEC. For further information with respect to us and the securities we are offering under this prospectus, we refer you to the registration statement, including the exhibits filed as a part of the registration statement. Statements contained in this prospectus concerning the contents of any contract or any other document are not necessarily complete. If a contract or other document has been filed as an exhibit to the registration statement, please see the copy of the contract or document that has been filed. Each statement in this prospectus relating to a contract or document filed as an exhibit is qualified in all respects by the filed exhibit.

We are required to file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. The SEC maintains a website that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available free of charge on the SEC’s website at http://www.sec.gov. This information will also be available free of charge by contacting us at 640 Fifth Avenue, 12th Floor, New York, NY 10019, by telephone at (212) 931-6331, or on our website at neostellar.vc. Information contained on our website or on the SEC’s web site about us is not incorporated into this prospectus and you should not consider information contained on our website or on the SEC’s website to be part of this prospectus.

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$500,000,000

Neostellar Capital Corp.

Common Stock

Preferred Stock

Subscription Rights

Debt Securities

Warrants

PROSPECTUS

          , 2026

PART C — OTHER INFORMATION

ITEM 25. FINANCIAL STATEMENTS AND EXHIBITS

1. Financial Statements

The audited consolidated financial statements of Neostellar Capital Corp. (formerly known as SuRo Capital Corp.) and its subsidiaries as of and for the year ended December 31, 2025 are incorporated by reference in Part A of this Registration Statement in reliance on the report of CBIZ CPAs P.C., an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The financial statements as of and for the year ended December 31, 2024 were audited by Marcum LLP, the Registrant’s former independent registered public accounting firm.

2. Exhibits

a.1	Articles of Amendment and Restatement(1)
a.2	Articles of Amendment(2)
a.3	Articles of Amendment(3)
a.4	Articles of Amendment(4)
a.5	Articles of Amendment(17)
b.	Third Amended and Restated Bylaws(17)
d.1	Form of Common Stock Certificate(5)
d.2	Base Indenture, dated March 28, 2018, by and between the Registrant and U.S. Bank National Association, as trustee(6)
d.3	Second Supplemental Indenture, dated December 17, 2021, relating to the 6.00% Notes due 2026, by and between the Company and U.S. Bank National Association, as trustee(7)
d.4	Form of 6.00% Notes due 2026 (incorporated by reference to Exhibit d.3)(7)
d.5	Description of Securities(8)
e.	Dividend Reinvestment Plan(1)
g.	Investment Advisory Agreement, dated July 15, 2026, by and between the Registrant and Neostellar Advisors LLC(18)
h.1	At-the-Market Sales Agreement dated as of July 29, 2020, by and among SuRo Capital Corp., BTIG LLC, JMP Securities LLC, and Ladenburg Thalmann & Co., Inc.(9)
h.2	Amendment No. 1 to the At-the-Market Sales Agreement, dated as of September 23, 2020, by and among SuRo Capital Corp., BTIG LLC, JMP Securities LLC, and Ladenburg Thalmann & Co., Inc.(10)
h.3	Amendment No. 2 to the At-the-Market Sales Agreement, dated as of November 8, 2024, by and among SuRo Capital Corp., BTIG, LLC, Citizens JMP Securities, LLC, Ladenburg Thalmann & Co. Inc., and Barrington Research Associates, Inc.(14)

j.	Custody Agreement, dated April 19, 2023, by and between the Registrant and Western Alliance Trust Company, N.A., as Custodian(11)
k.1	Administration Agreement, dated July 15, 2026, by and between the Registrant and Neostellar Administrative Services LLC(18)
k.2	Form of Indemnification Agreement by and between the Company and each of its directors(1)
k.3	Notes Purchase Agreement, dated August 6, 2024, by and between the Registrant and the purchaser party thereto(15)
k.4	Amended and Restated Notes Purchase Agreement, dated December 12, 2025, by and between the Registrant and the purchaser party thereto(16)
k.5	Securities Purchase Agreement, dated June 26, 2026, by and between the Registrant and MCP Investing LLC(18)
k.6	Redeemable Promissory Note, dated July 16, 2026, issued by the Registrant to MCP Investing LLC(18)
l.	Opinion and Consent of Eversheds Sutherland (US) LLP*
n.1	Consent of Marcum LLP*
n.2	Consent of CBIZ CPAs P.C.*
n.3	Report of Marcum LLP regarding the Senior Securities table(16)
n.4	Report of CBIZ CPAs P.C. regarding the Senior Securities table(16)
r.1	Code of Ethics(12)
r.2	Code of Business Conduct and Ethics(13)
r.3	Code of Ethics of Neostellar Advisors LLC*
s.	Calculation of Filing Fee Table*
t.	Power of Attorney*

*	Filed herewith.

(1)	Previously filed in connection with Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2 (File No. 333-171578), filed on March 30, 2011, and incorporated by reference herein.

(2)	Previously filed in connection with the Registrant’s Current Report on Form 8-K (File No. 814-00852), filed on June 1, 2011, and incorporated by reference herein.

(3)	Previously filed in connection with the Registrant’s Current Report on Form 8-K (File No. 814-00852) filed on August 1, 2019, and incorporated by reference herein.

(4)	Previously filed in connection with the Registrant’s Current Report on Form 8-K (File No. 814-00852) filed on June 16, 2020, and incorporated by reference herein.

(5)	Previously filed in connection with Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-2 (File No. 333-175655), filed on September 20, 2011, and incorporated by reference herein.

(6)	Previously filed in connection with the Registrant’s Registration Statement on Form N-2 (File No. 333-239681), filed on July 2, 2020 and incorporated by reference herein.

(7)	Previously filed in connection with the Registrant’s Current Report on Form 8-K (File No. 814-00852) filed on December 17, 2021 and incorporated by reference herein.

(8)	Previously filed in connection with the Registrant’s Annual Report on Form 10-K (File No. 814-00852) filed on March 11, 2022 and incorporated by reference herein.

(9)	Previously filed in connection with the Registrant’s Current Report on Form 8-K (File No. 814-00852) filed on August 3, 2020 and incorporated by reference herein.

(10)	Previously filed in connection with the Registrant’s Current Report on Form 8-K (File No. 814-00852) filed on September 23, 2020 and incorporated by reference herein.

(11)	Previously filed in connection with the Registrant’s Current Report on Form 8-K (File No. 814-00852), filed on April 20, 2023 and incorporated by reference herein.

(12)	Previously filed in connection with the Registrant’s Annual Report on Form 10-K (File No. 814-00852), filed on March 16, 2023 and incorporated by reference herein.

(13)	Previously filed in connection with the Registrant’s Annual Report on Form 10-K (File No. 814-00852), filed on March 13, 2020 and incorporated by reference herein.

(14)	Previously filed in connection with the Registrant’s Current Report on Form 8-K (File No. 814-00852), filed on November 8, 2024 and incorporated by reference herein.

(15)	Previously filed in connection with the Registrant’s Quarterly Report on Form 10-Q (File No. 814-00852), filed on August 8, 2024 and incorporated by reference herein.

(16)	Previously filed in connection with the Registrant’s Annual Report on Form 10-K (File No. 814-00852), filed on March 11, 2026, and incorporated by reference herein.

(17)	Previously filed in connection with the Registrant’s Current Report on Form 8-K (File No. 814-00852), filed on June 26, 2026, and incorporated by reference herein.

(18)	Previously filed in connection with the Registrant’s Current Report on Form 8-K (File No. 814-00852), filed on July 21, 2026, and incorporated by reference herein.

ITEM 26. MARKETING ARRANGEMENTS

The information contained under the heading “Plan of Distribution” in Part A of this Registration Statement is incorporated herein by reference and any information concerning any underwriters for a particular offering will be contained in the prospectus supplement related to that offering.

ITEM 27. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

SEC registration fee	$15,312
FINRA filing fee	$75,500	*
Nasdaq Global Select Market	$30,000	*
Printing and postage	$75,000	*
Legal fees and expenses	$500,000	*
Accounting fees and expenses	$100,000	*
Sales and marketing	$200,000	*
Total	$995,812	*

* Estimated.

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

The following list sets forth each of our consolidated subsidiaries, the state or country under whose laws the subsidiary is organized, and the percentage of voting securities or membership interests owned by us in such subsidiary:

GSV Capital Lending, LLC (Delaware)	100%
GSVC AE Holdings, Inc. (Delaware)	100%
GSVC AV Holdings, Inc. (Delaware)	100%
GSVC SW Holdings, Inc. (Delaware)	100%
GSVC SVDS Holdings, Inc. (Delaware)	100%
SuRo Capital Sports, LLC (Delaware)	100%
1789 Capital Nirvana II LP (Delaware)	100%
SRCI Advisors, LLC (Delaware)	100%

Currently, each of the Company’s subsidiaries is consolidated with the Company for financial reporting purposes.

In addition, we may be deemed to control certain portfolio companies. See “Portfolio Companies” in Part A of this Registration Statement.

ITEM 29. NUMBER OF HOLDERS OF SECURITIES

The following table sets forth the number of registered stockholders of the Registrant’s common stock at July 29, 2026 (including Cede & Co.):

Title of Class	Number of Registered Stockholders
Common Stock, par value $0.01 per share	17

ITEM 30. INDEMNIFICATION

Directors and Officers

Reference is made to Section 2-418 of the Maryland General Corporation Law (the “MGCL”), Article VII of the Registrant’s Articles of Amendment and Restatement and Article XI of the Registrant’s Bylaws.

The MGCL permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The Registrant’s charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by the MGCL, subject to the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”).

The Registrant’s charter authorizes the Registrant, to the maximum extent permitted by the MGCL and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as the Registrant’s director or officer and at the Registrant’s request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The Registrant’s bylaws obligate the Registrant, to the maximum extent permitted by the MGCL and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as the Registrant’s director or officer and at the Registrant’s request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit the Registrant to indemnify and advance expenses to any person who served a predecessor of the Registrant in any of the capacities described above and any of the Registrant’s employees or agents or any employees or agents of the Registrant’s predecessor. In accordance with the 1940 Act, the Registrant will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The MGCL requires a corporation (unless its charter provides otherwise, which the Registrant’s charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. The MGCL permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under the MGCL, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either case, a court orders indemnification, and then only for expenses. In addition, the MGCL permits a corporation to advance reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Neostellar Advisors LLC, a Delaware limited liability company, serves as the Registrant’s investment adviser. Information regarding any other business, profession, vocation or employment of a substantial nature in which the Adviser, and each managing director, director, executive officer or partner of the Adviser, is or has been engaged within the last two fiscal years for his or her own account or in the capacity of director, officer, employee, partner or trustee, is available in the Adviser’s Uniform Application for Investment Adviser Registration on Form ADV (File No. 801-136737), as filed with the SEC. The principal business address of the Adviser is 640 Fifth Avenue, 12th Floor, New York, NY 10019.

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS

All accounts, books, and other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules thereunder are maintained at the offices of:

(1)	the Registrant, Neostellar Capital Corp., 640 Fifth Avenue, 12th Floor, New York, NY 10019;
(2)	the Transfer Agent, Equiniti Trust Company, LLC, 48 Wall Street, 23rd Floor, New York, NY 10005 or by phone at (800) 937-5449;
(3)	the Custodian, Western Alliance Trust Company, National Association, One East Washington Street, Suite 1400, Phoenix, AZ 85004;
(4)	the Adviser, Neostellar Advisors LLC, 640 Fifth Avenue, 12th Floor, New York, NY 10019; and
(5)	the Administrator, Neostellar Administrative Services LLC, 640 Fifth Avenue, 12th Floor, New York, NY 10019.

ITEM 33. MANAGEMENT SERVICES

Reference is made to the discussion of the Administration Agreement set forth under the captions “Prospectus Summary — Administration Agreement” and “Management and Other Agreements — Administration Agreement” in Part A of this Registration Statement, which is incorporated herein by reference.

ITEM 34. UNDERTAKINGS

(1)	Not applicable.

(2)	Not applicable.

(3)	Registrant hereby undertakes:

(a)	to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i)	to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended (the “Securities Act”);

(ii)	to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(iii)	to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that paragraphs 3(a)(i), (ii), and (iii) of this section do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference into the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.

(b)	that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at the time shall be deemed to be the initial bona fide offering thereof;

(c)	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d)	that, for the purpose of determining liability under the Securities Act to any purchaser:

(i) if the Registrant is relying on Rule 430B:

(A) Each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(B) Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

(ii) if the Registrant is subject to Rule 430C: each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A under the Securities Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness; Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use;

(e)

that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(i)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act;

(ii)	any free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;

(iii)	the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(iv)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

(4)	Not applicable.

(5)	The Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant’s annual report pursuant to Section 13(a) or 15(d) of the Exchange Act that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(6)	Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

(7)	The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, in the State of New York, on the 30th day of July, 2026.

NEOSTELLAR CAPITAL CORP.

By:	/s/ Mark D. Klein
Mark D. Klein
Chief Executive Officer and President

Pursuant to the requirements of the Securities Act, this Registration Statement on Form N-2 has been signed by the following persons in the capacities and on the dates indicated below. The document may be executed by the signatories hereto on any number of counterparts, all of which constitute one and the same instrument.

Signature	Title	Date

/s/ Mark D. Klein	Chief Executive Officer, President and Director	July 30, 2026
Mark D. Klein	(Principal Executive Officer)

/s/ Allison Green	Chief Financial Officer, Treasurer and Corporate Secretary	July 30, 2026
Allison Green	(Principal Financial and Accounting Officer)

/s/ Leonard A. Potter	Director	July 30, 2026
Leonard A. Potter

/s/ Ronald M. Lott	Director	July 30, 2026
Ronald M. Lott

/s/ Marc Mazur	Director	July 30, 2026
Marc Mazur

/s/ Lisa Westley	Director	July 30, 2026
Lisa Westley

/s/ Richard Szuch	Director	July 30, 2026
Richard Szuch

/s/ Erik Falk	Director (Interested Director)	July 30, 2026
Erik Falk

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Mark D. Klein as true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign any and all amendments to this Registration Statement (including post-effective amendments, or any abbreviated registration statement and any amendments thereto filed pursuant to Rule 462(b) and otherwise), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the SEC granting unto said attorney-in-fact and agent the full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing, as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act, this Registration Statement on Form N-2 has been signed by the following persons in the capacities and on the dates indicated below. The document may be executed by the signatories hereto on any number of counterparts, all of which constitute one and the same instrument.

Signature	Title	Date

/s/ Mark D. Klein	Chief Executive Officer, President and Director	July 30, 2026
Mark D. Klein	(Principal Executive Officer)

/s/ Allison Green	Chief Financial Officer, Treasurer and Corporate Secretary	July 30, 2026
Allison Green	(Principal Financial and Accounting Officer)

/s/ Leonard A. Potter	Director	July 30, 2026
Leonard A. Potter

/s/ Ronald M. Lott	Director	July 30, 2026
Ronald M. Lott

/s/ Marc Mazur	Director	July 30, 2026
Marc Mazur

/s/ Lisa Westley	Director	July 30, 2026
Lisa Westley

/s/ Richard Szuch	Director	July 30, 2026
Richard Szuch

/s/ Erik Falk	Director (Interested Director)	July 30, 2026
Erik Falk